EXHIBIT 10.27.2+

SERVICES AGREEMENT

This Services Agreement (“Agreement”), effective as of June 13, 2014, (“Effective Date”) is entered into by and between:

General Motors Holdings LLC (Customer)
and
Telenav, Inc. (Supplier)

Agreement

1. Statement of Work; Service Levels
Supplier agrees to provide the services (the “Services”) described in the Statement of Work attached as the Statement of Work Exhibit at the service levels described in the Service Levels Exhibit, and in accordance with the terms of this Agreement. Services will be performed by competent, properly trained and licensed personnel, and will be of professional quality, consistent with generally accepted industry standards for the performance of such services. Supplier shall ensure that it has all necessary resources to provide the Services at the Service Levels. Supplier agrees that Customer is entitled to obtain and use the Services for Customer benefit and for the benefit of Customer’s Affiliates. Customer’s Affiliates and their respective employees are entitled to use the Services in accordance with this Agreement and have and are entitled to all rights, benefits, and protections granted to Customer pursuant to this Agreement with respect to such Services. Customer is responsible for compliance by Customer Affiliates with the terms and condition set forth in this Agreement. “Customer Affiliates” as used herein means any company or entity in which Customer owns (directly or indirectly) at least five percent (5%) of the voting stock.

2. Deliverables; Rights
Deliverables shall mean any works created for or on behalf of Customer or any written work product and other materials that Supplier delivers to Customer (the “Deliverables”). Customer shall be the owner of all rights in Deliverables, including, but not limited to, domain names, trade names, trademarks, service marks and copyrights, both as works in process and as finished products. Any copyright covering such materials, if registered, shall be registered in the name of Customer. Customer shall have the right to make use of the Deliverables, as it shall determine, without payment of any compensation to Supplier other than as provided in this Agreement.

To the extent that any preexisting materials of Supplier or any subcontractor of Supplier is contained in the Deliverables or in any application programming interfaces (APIs) provided by Supplier to Customer, Supplier grants to Customer an irrevocable, worldwide, royalty-free, full-paid, perpetual license to such preexisting materials. To the extent that Supplier utilizes any of its or a subcontractor’s property (including, without limitation, any hardware or software of Supplier or a subcontractor or any proprietary or confidential information of Supplier or subcontractor or any trade secrets of Supplier or a subcontractor) in performing Services under this Agreement, such property remains

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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the property of Supplier or its subcontractor and, except for the license granted to Customer in the preceding sentence, Customer will acquire no interest or right in such property.

Supplier represents and warrants that it has all necessary rights to grant Customer the rights to the Deliverables as set forth above. Supplier will obtain all necessary employee or third-party agreements to ensure that it has such rights, including, without limitation, any moral rights.

Supplier agrees to defend, hold harmless and indemnify Customer, its successors and customers against any third party claims of infringement (including patent, trademark, copyright, industrial design right, or other proprietary right, or misuse or misappropriation of trade secret) and resulting damages and expenses (including reasonable attorney’s and other professional fees) arising in any way in relation to the Services or the Deliverables. Supplier expressly waives any claim against Customer that such infringement arose out of compliance with Customer’s specification.

In the event an injunction is sought or obtained against use of the any Deliverables or in Customer’s opinion is likely to be sought or obtained, Supplier will promptly, at its option and expense, either (A) procure for Customers and assignees of this Agreement, the right to continue to use the infringing Deliverables, or (B) replace or modify the infringing Deliverables to make its use non-infringing while being capable of performing the same function without degradation of performance and without interference to end users. Supplier will have no indemnity obligation under this section if the claim(s) of infringement is based upon (i) a modification of the Deliverables made solely by Customer, a Customer Affiliate, or a third party service provider without any direction or control of Supplier or any knowledge of this intended use of the Deliverable; (ii) the continued use of the Deliverables by Customer or a Customer Affiliate for greater than a reasonable period of time after a non-infringing alternative with no loss of functionality has been made available by Supplier for installation at Supplier’s sole expense and without any interference to end users unless first approved in writing by Customer; (iii) use of the Deliverables in violation of the terms of this Agreement; or (iv) the use of the Deliverables (other than an intended use known to Supplier) in combination with other software or data, provided that the Deliverables are not any cause of a claim.

With respect to the above indemnification obligation, Customer shall (i) timely notify Supplier in writing of any such claims; (ii) provide Supplier (at Supplier’s expense) with reasonable assistance and all information in Customer’s control as required to assist Supplier in defending such claims; (iii) grant to Supplier reasonable control of the defense (with reasonable consultation with Customer) and any settlement of any such claim, as long as any settlement does not impose an obligation on Customer; and (iv) as long as Supplier is in full satisfaction of its obligations under this Agreement, not make any agreement or compromise materially affecting defense of the claim without prior written consent of Supplier.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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3. Compensation; Payment; Taxes
A. Compensation
Customer will compensate Supplier for the Services as set forth on the schedule attached as the Pricing and Compensation Exhibit. The payments set forth in the Pricing and Compensation Exhibit are the full and complete compensation to be paid Supplier for the Services and the Deliverables.

Supplier will be paid as set forth in this Agreement, but such payments may not exceed the price estimate stated in the Pricing and Compensation Exhibit without Customer’s written approval. Customer will also reimburse any reasonable and necessary out-of-pocket travel costs in accordance with Customer’s Travel Guidelines (a copy of which has been received by Supplier), as well as the cost of any approved subcontracted Services. All such costs must be previously approved by Customer in writing and will be billed without mark-up. Appropriate supporting documentation must accompany all invoices.

B. Payment
Invoices shall be submitted by Supplier, and paid by Customer, in accordance with the Statement of Work. Payment date shall be [*****], with disbursements occurring on a [*****] payment cycle. Payment will be triggered upon Customer’s receipt of (a) goods or (b) a valid invoice.
C. Taxes
(i). Tax Assessed on Supplier. Supplier shall be responsible for all taxes assessed on Supplier’s income and/or gross receipts (such as the Ohio Commercial Activity Tax), net profit or loss, capital, franchise, or any derivative thereof with no recovery from Customer for any such taxes. In the event a jurisdiction requires Customer to withhold tax from Customer’s payment to Supplier, Customer shall provide Supplier with appropriate documentation, and Supplier shall apply the tax withholding as a payment by Customer to Supplier. Customer shall not “gross-up” any payment for withheld taxes.
(ii). Tax Assessed on Customer. Customer shall be responsible for [*****] (“[*****]”) assessed or levied on Customer, pursuant to local applicable tax law, in relation to the provision of the Services and/or charges under this Agreement, provided that [*****], Customer shall be responsible [*****]. Customer shall not be responsible for [*****]. Supplier shall be responsible for [*****]. Supplier shall use reasonable efforts to [*****]. Supplier shall [*****]. Supplier will not [*****]. Supplier agrees to [*****].
(iii). Real and Personal Property Tax. Customer and Supplier each shall bear sole responsibility for all taxes, assessments and other property-related levies on its owned or leased real property.
(iv). Cooperation. The parties shall work together to generate tax efficiencies and to minimize all taxes associated with the performance of the Agreement and Supplier should structure its contracts, and invoices, such that services performed within, or goods procured within, a given jurisdiction should be directly billed to the Customer Affiliate that is the recipient of these products and/or Services.
(v). Local Participation Agreement.    Upon the request of Customer or a Customer affiliate, Supplier shall enter into a local participation agreement with Customer or a Customer affiliate.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Supplier shall provide separate invoicing to Customer and Customer Affiliate as directed in the local participation agreement and Supplier shall accept separate payment from Customer and Customer affiliate. Such local participation agreement may be modified by applicable local tax laws and/or legal requirements where necessary to comply with local laws.

(vi). Penalty and Interest Indemnity. Supplier agrees to pay and to hold Customer harmless against any penalty or interest that may be assessed or levied as a result of the failure or delay of Supplier to file any return or information required by law, rule or regulation.

4. Change Control
Supplier will perform change control functions to control and manage changes in the operation of the Services, including any changes requested by Customer. Supplier will be responsible for management and coordination of all changes to the Services.

Supplier will employ procedures for change, coordination, review and reporting that are designed to minimize the business impact and risk to Customer of any change activity (“Change Control Procedures”). This effective change control process will facilitate effective coordination and communication across groups, sites and regions. Clear ownership for individual changes must be maintained throughout the process, with regular and appropriate progress updates communicated back to those affected.

Supplier will follow the Change Control Procedure described in the attached SOW BPO G001 GM Governance Model Exhibit in order to uniquely identify, describe and track the status of each change request. A Change Control Committee comprised of Supplier and Customer representatives will review all requests. No change will be implemented without Customer's approval except as may be necessary on a temporary basis to maintain the continuity of the Services.

To the extent the proposed change can be reasonably accommodated within the specified existing level of resources, not including overtime work, then being used by Supplier in performing its obligations hereunder, and without degradation of Supplier’s compliance with all applicable performance requirements, the charges payable by Customer under the Agreement will not be increased. To the extent a change proposed by either party will reduce Supplier’s cost to fully perform its obligations hereunder, the charges payable by Customer under the Agreement will be equitably adjusted to reflect such projected cost savings. Any increase in price or time for performance resulting from any proposed change will be equitably adjusted by Customer after receipt of documentation in such form and detail as Customer may direct.

5. Confidentiality
For purpose of this Section 5, Customer’s Information means all information (oral or written) and documents and data (in any medium) that have been furnished to Supplier by Customer, or have been developed or collected by Supplier in connection with the Services, including, but not limited to, all end user data collected by Supplier and “Personally Identifiable Data,” as defined in Section 6. Customer is willing to disclose Customer’s Information and to permit Supplier to collect or develop Customer’s Information only with the understanding that Supplier will maintain its confidentiality and will otherwise comply with all provisions of this Agreement. Supplier

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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acknowledges that Customer's Information is being disclosed to Supplier for the sole purpose of permitting Supplier to perform the Services, and agrees that it will not use or disclose Customer’s Information for any other purpose. In addition, Supplier agrees that, except as may be required by law, it will not disclose, disseminate or otherwise make available Customer's Information to anyone, other than to those employees who have a need to know it in order for Supplier to fulfill its obligations under this Agreement, without the prior written agreement of Customer.

Supplier will not transfer Customer Information to any subsequent tier supplier unless there is a legal basis for such transfer under applicable laws. By way of example and not limitation, Customer Information originating from a European Union country shall not be transferred to a subsequent tier supplier unless such subsequent tier supplier is located in a country deemed to have “adequate” data protection laws or is otherwise permitted to have European Union source data transferred to it. (See also, Section 26.)

Supplier shall provide for the physical, managerial and electronic security of Customer’s Information such that Customer’s Information is reasonably maintained and secured, ensuring it is safe from loss, theft, unauthorized access, copying, modification, use or disclosure during utilization, transmission and storage. Should any unauthorized breach occur, Supplier shall notify Customer as soon as reasonably practicable, but no later than [*****] after Supplier becomes aware of such breach

At Customer’s request or upon completion of Supplier's use of Customer's Information, Supplier will return all copies of Customer’s Information to Customer or, at Customer's request, will destroy Customer’s Information and certify such destruction to Customer. If Customer requests the destruction of any Customer’s Information, then Supplier will perform the destruction in accordance with Customer’s instructions and will: (i) use the destruction methods authorized by Customer (e.g. shredding or burning or electronic erasure); ii) protect the confidentiality of Customer’s Information during the destruction process; (iii) not sub-contract the destruction work without the prior written authorization of Customer; and (iv) provide Customer with a destruction record confirming which Customer’s Information has been destroyed, when, where and how. Supplier may retain a copy of Customer’s Information for archival purposes only subject to Supplier’s continuing obligations under this Section 5.

Supplier further agrees to defend, indemnify and hold Customer harmless from any liability claims, damages, fines, penalties, costs, claims, demands and expenses (including costs of defense, settlement and reasonable legal fees), arising from or related to any breach of Sections [*****] by Supplier or Supplier's employees. Supplier shall have the right to control such litigation or claim (including the right to settle), subject to the consent of Customer, which consent will not be unreasonably withheld or delayed.

Supplier recognizes that the disclosure of Customer’s Information may give rise to irreparable injury and acknowledges that remedies other than injunctive relief may not be adequate. Accordingly, Customer has the right to seek equitable and injunctive relief to prevent the unauthorized disclosure of any Customer’s Information, as well as such damages or other relief as is occasioned by such unauthorized use or disclosure.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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In the event Supplier is required to disclose Customer’s Information in connection with any judicial proceeding or government investigation, then Supplier shall promptly notify Customer and allow a reasonable time before Supplier is required to disclose, for Customer to seek a protective order from the appropriate court or government agency. Thereafter, Supplier may disclose Customer’s Information but only to the extent required by law, subject to any applicable protective order.

In addition, Supplier recognizes that its close association with Customer's personnel and access to Customer's Information in the course of performing this Agreement may enable Supplier to evaluate publicly available information about Customer from an insider's perspective and that Customer's proprietary information would be revealed if such evaluations were published. Therefore, Supplier agrees not to publish, or help anyone publish, anything whatsoever about Customer concerning the subject matter of this Agreement, except with the prior written consent of Customer.

For the avoidance of doubt neither Customer nor Supplier shall be prevented from making use of know-how and principles learned or experience gained of a non-proprietary and non-confidential nature.

Information that Supplier deems confidential will be transmitted only to Customer’s Program Manager in writing or a designee authorized in writing to accept such information. At the time of such transmission, Customer’s Program Manager will decide (i) if Customer agrees that the information is confidential, (ii) if Customer needs the information, and (iii) if the answers to (i) and (ii) are yes, what restrictions will be placed on its distribution within Customer. If the answers to (i) and (ii) are not yes, Customer’s Program Manager will promptly notify Supplier and any information considered by Supplier to be confidential which is disclosed to Customer’s Program Manager shall be promptly returned to Supplier. To the extent that items submitted to Customer by Supplier are marked “Vendor Confidential” or words to that effect, such notation will serve as notice to third parties only and will create no obligation upon Customer.

In the event Customer does accept such information, Customer agrees that it shall treat the information with the same degree of care as it treats like information of its own, for a period of [*****] after disclosure.

6. Supplier’s Collection and Handling of Personally Identifiable Data
Customer has privacy statements (“Privacy Statements”) in place that explain to third parties, such as customers, potential customers and employees, how Customer handles their “Personally Identifiable Data,” that is, any individually identifiable data from or about a person or data which, when associated with other data in the hands of or available to Supplier, allows for either identification of an individual or for an increase in data about an identified or identifiable individual. Personally Identifiable Data shall include, but not be limited to: [*****].

Supplier shall treat the Personally Identifiable Data as Customer’s Information under Section 5. In addition, Supplier recognizes that certain laws that may be applicable allow Data Subjects (i.e. any individual to whom Personally Identifiable Data relates) the right to access, correct or have deleted certain Personally Identifiable Data, as well as to make and change certain choices with respect to

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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the permissible use or disclosure of Personally Identifiable Data. To ensure that requests from Data Subjects are expeditiously handled, Supplier agrees that any such request for access, change, deletion, correction, or choice modification of Personally Identifiable Data made by or through Customer, or made pursuant to procedures established by Customer, be effected in a manner which will result in completion of the action in a period no longer than [*****] from the date upon which the action is requested of Customer, inclusive of any time required by Supplier’s subcontractors. Supplier shall notify Customer as soon as reasonably practicable, generally within [*****] (but not later than [*****]), after Supplier receives any request from a third party to access, correct, have deleted or change choices with respect to Personally Identifiable Data.

Supplier shall name a person responsible for all Customer Information in its possession or under its control and for ensuring that the terms of this Agreement with respect to Customer Information are fully complied with.

Upon Customer’s request, Supplier shall certify in writing its compliance with the foregoing. In addition, Supplier shall allow the audit of its obligations under this Agreement by Customer or its authorized representative.

Supplier further agrees to cooperate fully with Customer in connection with any investigations, audits or information requests that may be made in connection with applicable laws.

7. Third Party Agreements; Subcontracting
Attached as the Third Party Agreements Exhibit, is a list of all third party agreements to which Supplier is a party that will affect or be affected by the provision of the Services (the "Third Party Agreements"). Supplier shall provide Customer with copies of the agreements and any amendments or changes thereto, to the extent permitted by the terms thereof. Supplier shall abide by, and comply with, the terms of the Third Party Agreements.

Each Party shall promptly upon discovery inform the other of any breach of, or misuse or fraud in connection with any Third Party Agreements and shall cooperate with each other to prevent or stay any such breach, misuse or fraud.

Supplier shall be responsible for: (i) notifying Customer of any performance obligations, and maintaining any warranties, under the Third Party Agreements; (ii) interfacing with the supplier, including problem resolution in respect of the services provided under the Third Party Agreements; and (iii) providing Customer reasonable notice of any renewal, termination or cancellation dates and charges in respect of the Third Party Agreements. At Supplier's request and with Customer's written consent, Supplier shall, to the extent permitted by the Third Party Agreement, modify, terminate or cancel the Third Party Agreement. Any modification, termination or cancellation charges or charges imposed upon Supplier in connection with any such modification, termination or cancellation shall be borne by Supplier.

Customer may contact, and have access to information from, third party suppliers of services. In addition, Customer reserves the right to review the competitiveness of such third party suppliers. Such review may involve joint activities of Customer and Supplier (co-sourcing). When requested

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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by Customer, Supplier shall participate in any co-sourcing process and shall provide all necessary support, at no charge to Customer.

Supplier will not subcontract a material portion of its obligations under this Agreement without Customer’s written consent. If Customer consents to a subcontracting arrangement, Supplier’s agreement with the approved subcontractor shall be deemed to be a “Third Party Agreement” subject to this Section 7.

8. Continuous Improvement and Best Practices
Supplier shall: (i) on a continuous basis, as part of its total quality management process, identify ways to improve the quality, service, performance standards and technology for the Services, including through participation in initiatives of Customer's Worldwide Purchasing; and (ii) identify and apply proven techniques and tools from other installations within its operations that would benefit Customer either operationally or financially. Supplier shall use commercially reasonable efforts to advise Customer of any new developments relating to the Services, including services, products and processes, that could reasonably be expected to have an impact on Customer's business, and shall, upon Customer's request, assist in the evaluation and testing of such developments in connection with the Services. Implementation of any of the above shall only be made in accordance with Section 4. Without limiting the foregoing, Supplier shall use reasonable efforts to inform Customer of any new services, products and processes Supplier is developing or trends and directions of which Supplier is aware that may be relevant to Customer's business.

9. Competitive Assessment - Benchmarking Procedure
Customer shall have the right, at any time, at its cost, to benchmark any of the Services to ensure that the Services, including Services provided by third party suppliers, are competitive with respect to price, quality, service, performance standards, and technology. Customer shall consult with Supplier in advance concerning the definition and specifications of each Service provided by Supplier which Customer desires to subject to the benchmarking process, but Customer shall make the final decision on such definition and specifications. Supplier shall, at Customer's request, prepare and provide, or cooperate with Customer's reasonable requests, in the preparation of comparative competitive information. If the results of the benchmark show, in Customer's reasonable judgment, that Services provided by Supplier are not competitive with respect to price, quality, service, performance standards and technology, then Customer shall provide Supplier with a copy of the benchmark results.

Upon receipt of the benchmarking results, Supplier shall be given a [*****] period (or such other period as may be agreed in writing) to review the results and discuss with Customer any disagreement with the benchmark results. At the end of such review period Supplier shall be given the opportunity to propose a plan to address any/all of the benchmark results that Supplier agrees show Supplier to not be competitive. Such plan will be delivered to Customer within [*****] of the end of the review period specified above or such other period as shall be agreed between by Customer and Supplier in writing. Customer must accept or reject the plan within [*****] of receipt. If Customer accepts the plan, Supplier must implement the plan in strict accordance with its terms. If (i) Customer rejects the plan, or (ii) Customer accepts the plan and Supplier fails to deliver in line with the plan, then Customer, at its option, may immediately terminate the Services pursuant to Section 16(B).

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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10. Exclusive Services; Key Employees; Supplier’s Personnel at Customer Sites
Unless otherwise agreed, Supplier agrees that it will not, during the Term assign those persons who are listed as Key Employees in Appendix A to perform similar services for a competitor in the same line of business as Customer. This clause is subject to any limitations imposed by local law.

In addition, if applicable, the parties may designate certain employees as key employees in Appendix A Supplier Contract Manager, Key Employees, Competitive Process of this document. Before assigning an individual as a Key Employee, whether as an initial assignment or as a replacement, Supplier shall notify Customer of the proposed assignment, and shall introduce the individual to appropriate representatives of Customer and shall provide Customer with a resume and other information regarding the individual that may be reasonably requested by Customer. Supplier's appointment of a Key Employee shall be subject to Customer's written consent. Supplier and Customer shall meet as appropriate to update the list of Key Employees.

Supplier shall not reassign or replace any Key Employee for [*****] after his or her designation as a Key Employee, or with respect to Key Employees who are identified by the Customer Project Manager as important to a particular project, prior to the time that such project is completed to the reasonable satisfaction of Customer, except for the reasons set forth below: (i) replacement or reassignment of a Key Employee pursuant to Customer's written consent to such reassignment; (ii) Key Employee's voluntary resignation from Supplier; (iii) dismissal of Key Employee by Supplier for misconduct (e.g. fraud, drug abuse, theft); or (iv) inability of Key Employee to work due to sickness or disability. Other than for the reasons specified in the immediately preceding sentence, Supplier may only replace or reassign a Key Employee after [*****] notice to Customer. If Supplier replaces or reassigns a Key Employee in violation of this provision, in addition to whatever rights and remedies Customer may otherwise have, Supplier shall be responsible: (i) for replacing such Key Employee within [*****] of the last day of such Key Employee's employment with Supplier; and (ii) for training such Key Employee's replacement at Supplier's sole expense.

Supplier shall not without Customer's written consent (such consent not to be unreasonably withheld) move more than [*****] of the Key Employees from Customer's account during a [*****], except as a result of the termination or expiration of the Agreement or as a result of a written request for reduction of Services.

When, in the performance of this Agreement, Supplier’s personnel are to be located at Customer sites, Supplier will furnish a complete list of all personnel to be located at Customer sites and Supplier shall be responsible for all actions of its personnel. Supplier agrees to comply with all regulations and policies at Customer sites, and Customer reserves the right to bar employees, representatives or agents of Supplier from Customer sites for failure to observe such regulations and policies. Supplier’s personnel shall in no event be considered employees of Customer; Supplier will remain responsible for all wages, taxes, benefits, payroll deductions, remittances, and other obligations with respect to its personnel.

11. Information Gathering Practices; Ethical Representation

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Without limiting Section 26, Supplier hereby agrees that its acquisition, use or disclosure of information on behalf of Customer shall be in compliance with all applicable laws and any information security or other policies or procedures related to Personally Identifiable Data that Customer may provide to Supplier and, in addition, shall be in compliance with the following ethical principle excerpted from Customer Guidelines For Employee Conduct:

“[*****]”

Supplier further agrees that in the performance of Services under this Agreement Supplier’s actions shall not in any manner be contrary or detrimental to the best interests of Customer or its affiliated companies, and that Customer shall be the sole judge of all such actions. In performing Services Supplier shall not take any action in violation of the U.S. Foreign Corrupt Practices Act and shall make no payment or transfer anything of value, directly or indirectly, to any employee or a government or instrumentality thereof, international organization, political party or official or candidate thereof, to influence any decision to obtain or retain business or secure other advantage. Supplier shall inform Customer of any laws in the nature of lobbying registration or disclosure which may be found to apply to the Services, and assist Customer in its consideration of and compliance with any such requirements.

12. Malicious Software.
Supplier specifically warrants and agrees that Supplier will not introduce malicious software into Customer’s equipment, database(s) or network(s). In the event that Supplier introduces malicious software, Supplier will work with Customer to immediately remove such malicious software from all infected equipment, database(s) and network(s) and will restore such equipment, database(s) and network(s) to their original state.

13. [*****] and [*****];
Attached as [*****] are Customer’s [*****] with respect to [*****] and [*****] when Services or Deliverables include the [*****] or [*****] of [*****] or [*****]. Also attached are [*****] and [*****], which set forth Customer’s [*****] when [*****] is licensed to Customer as part of the Services under the Service Contract and when [*****] will be provided to Customer as part of the Services under the Service Contract respectively.

14. Force Majeure.
Any delay or failure of either party to perform its obligations shall be excused if Supplier is unable to produce, sell or deliver, or Customer is unable to accept delivery, buy or use, the goods or services covered by this Agreement, as the result of an event or occurrence beyond the reasonable control of the party and without its fault or negligence, including, but not limited to, acts of God, actions by any governmental authority (whether valid or invalid), fires, floods, windstorms, explosions, riots, natural disasters, wars, sabotage, labor problems (including lockouts, strikes and slowdowns), inability to obtain power, material, labor equipment or transportation, or court injunction or order; provided that written notice of such delay (including the anticipated duration of the delay) shall be given by the affected party to the other party as soon as possible after the event or occurrence (but in no event more than [*****] thereafter). During the period of such delay or failure to perform by Supplier, Customer, at its option, may purchase goods and services from other sources and reduce

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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its schedules to Supplier by such quantities, without liability to Supplier, or have Supplier provide the goods and services from other sources in quantities and at times requested by Customer, and at the price set forth in this Agreement. In addition, Supplier at its expense shall take such actions as are necessary to ensure the supply of goods and services to Customer for a period of at least [*****]during any anticipated labor disruption or resulting from the expiration of Supplier’s labor contract(s). If requested by Customer, Supplier shall, within [*****], provide adequate assurances that the delay shall not exceed [*****]. If the delay lasts more than [*****]or Supplier does not provide adequate assurance that the delay will cease within [*****], Customer may immediately terminate this Agreement without liability.

15. Term
Unless earlier terminated as provided in Sections 16 and 17, this Agreement is effective as of the date of the last signature below, and will have an initial term ending on [*****]. The foregoing notwithstanding, this Agreement may be terminated as provided in Section [*****].

16. Termination for Insolvency; Breach or Nonperformance

A. Insolvency
Customer may immediately terminate this Agreement without liability to Supplier in any of the following or any other comparable events: (i) insolvency of Supplier; (ii) filing of a voluntary petition in bankruptcy by Supplier; (iii) filing of any involuntary petition in bankruptcy against Supplier; (iv) appointment of a receiver or trustee for Supplier; or (v) execution of an assignment for the benefit of creditors by Supplier, provided that such petition, appointment or assignment is not vacated or nullified within [*****] of such event. Supplier agrees that it shall reimburse Customer for all costs incurred by it in connection with any of the foregoing, including, but not limited to, all attorney’s or other professional fees.

B. Termination for Breach or Nonperformance; Sale of Assets or Change in Control.
Either party may immediately terminate this Agreement without liability to the other party if the other party repudiates or breaches any of the terms of this Agreement, and does not correct such failure or breach within [*****] after receipt of written notice from the non-breaching party. In addition, Customer may terminate this Agreement upon giving at least [*****] notice to Supplier, without liability to Supplier, if Supplier (i) sells, or offers to sell, a material portion of its assets, or (ii) sells or exchanges, or offers to sell or exchange, or causes to be sold or exchanged, a sufficient amount of its stock that effects a change in the control of Supplier.

17. Termination for Convenience
In addition to any other rights of Customer to terminate this Agreement, Customer may, at its option, immediately terminate all or any part of this Agreement, at any time and for any reason, by giving written notice to Supplier. Upon such termination, Customer shall pay Supplier for all Services performed that have not been paid as of the date of termination. Customer shall not be liable for and shall not be required to make payments to Supplier, directly or on account of claims by Supplier’s subcontractors, for loss of anticipated profit, unabsorbed overhead, interest on claims, product development and engineering costs, facilities and equipment rearrangement costs or rental, unamortized depreciation costs, or general and administrative burden charges from termination of

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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this Agreement. Within [*****] from the effective date of termination, Supplier shall submit a comprehensive termination claim to Customer, with sufficient supporting data to permit Customer’s audit, and shall thereafter promptly furnish such supplemental and supporting information as Customer shall request. Customer or its agents shall have the right to audit and examine all books, records, facilities, work, material, inventories and other items relating to any termination claim of Supplier.

18. Termination Assistance
In the event of the expiration or termination of all or of part of the Services being provided under the Agreement, Supplier shall, upon Customer's request, continue to provide the Services which were provided by Supplier prior thereto and any new services requested by Customer that may be required to facilitate the transfer of the affected Services to Customer or a third party service provider, as applicable, or Customer's designee, including, providing to Customer or third party personnel training in the performance of the affected Services (collectively, the "Termination Assistance Services") in accordance with the following:

A
At no additional cost, Supplier shall provide to Customer and any designated third party service provider: (i) in writing, to the extent available, applicable requirements, standards, policies, operating procedures and other documentation relating to the affected execution environment of the Services; (ii) answer all reasonable and pertinent verbal or written questions from Customer regarding the Services on an "as needed" basis as agreed upon by Customer and Supplier; and (iii) necessary access to the systems and sites from which the Services were provided.

B
If requested by Customer, Supplier shall assist Customer in developing a plan that shall specify the tasks to be performed by the parties in connection with the Termination Assistance Services and the schedule for the performance of such tasks.

C
Supplier shall provide the Termination Assistance Services for a period of up to [*****] from the date of termination of this Agreement (the "Termination Assistance Period"), at prices no worse to Customer than those for comparable services prior to termination.

D	Upon request from Customer to the extent permitted by third party contracts, Supplier shall do the following:

(i)
Supplier shall make available any hardware owned or leased by Supplier dedicated to the performance of the Services (“Supplier Hardware”) by allowing Customer or its designee to (a) purchase any Supplier Hardware, at net book value; and/or (b) assume the lease of any Supplier Hardware leased by Supplier.

(ii)
Supplier shall transfer or assign, upon Customer's request, any third party contracts applicable to the Services for maintenance, disaster recovery services or other necessary third party services being used by Supplier and dedicated to the

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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performance of the Services, to Customer or its designee, on terms and conditions acceptable to all applicable parties.

(iii)	Supplier shall license to Customer, or assist Customer in obtaining a license to, software then being used by Supplier in providing the Services.

E
Supplier shall provide to Customer, in the form and with the content requested by Customer, inventories of the hardware and software used in connection with the provision of the Termination Assistance Services as needed.

F	Upon request from Customer, Supplier will allow Customer to offer employment to and to hire all non-managerial Supplier employees who have been dedicated to performing the Services.

G
Supplier acknowledges and agrees that it shall have an absolute and unconditional obligation to provide Customer with Termination Assistance Services and Supplier's quality and level of performance during the Termination Assistance Period shall continue to comply with all requirements of this Agreement.

19. Indemnification
To the fullest extent permitted by law, Supplier must defend, indemnify and hold harmless Customer, its affiliates and their respective present, former, and future shareholders, employees, contractors, successors and assigns (collectively, “Indemnified Parties”) against all damages, losses, costs, expenses (including reasonable attorneys’ fees, costs and expenses) and other liabilities arising out of any claims, demands, suits, or causes of action by third parties (collectively, “Claims”), arising out of or in connection with this Agreement (including claims of negligence by the employees or contractors of either party) which result or are claimed to result in whole or in part from: (i) any act or omission of Supplier, its affiliates or their employees or contractors; (ii) any breach of this Agreement by Supplier its affiliates or their employees or contractors; (iii) the violation of any intellectual property rights of third parties caused by Supplier, its affiliates or their employees or contractors resulting from Customer, its affiliates’ or their personnel’s use of the Services as provided in Section 2: (iv) the performance of Services under the Agreement; or (v) the violation by Supplier, its affiliates or their employees or contractors of any law or regulation.

Supplier has the right to control the defense of any Claim; provided however, that Customer may, at its election and at any time, take control of the defense and investigation of any Claim at the cost and expense of Customer. Upon Supplier’s request, Customer will reasonably cooperate in such defense.

20. Insurance
During the term of this Agreement, Supplier will maintain policies of insurance in the types and amounts set forth in the Insurance Exhibit. All such insurance policies will be issued by reputable

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2+

insurance companies rated “[*****]” or better by [*****]. If such policies do not contain a [*****] of [*****] provision, they will be[*****]to provide [*****].

21. Right to Audit
Customer, at its expense, has the right to enter onto Supplier’s premises to review and/or audit the appropriate records, including the administrative procedures of Supplier, to substantiate the charges invoiced under this Agreement and to otherwise confirm compliance by Supplier with its obligations relating to Customer’s Information and otherwise under this Agreement. Supplier will preserve all pertinent documents for the purpose of auditing charges invoiced by Supplier for a period of [*****] after [*****], or such longer period as Customer specifies in this Agreement. Supplier further agrees to cooperate fully with Customer with all reasonable requests of Customer during review(s) or audit(s) and agrees that such audit may be used as a basis for settlement of disputes which might arise regarding payments or otherwise under this Agreement. Where Supplier utilizes the services of third parties, Supplier must include in its contracts with such third parties a “right to audit” clause with terms and conditions substantially similar to those set out in this Section 21.

22. Notices.
Except as otherwise specifically provided for in this Agreement, all notices required or permitted to be given by either party under or in connection with this Agreement will be in writing and will be deemed duly given when personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid, or by prepaid recognized overnight delivery service, or by facsimile confirmed by letter, to the other party at the address set forth below, or such other address as may be requested by either party by like notice:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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If to Supplier:	Telenav, Inc. 100 Galleria Officentre, Suite 428 Southfield, MI 48034 Attention: [*****]
With a copy to:	Telenav, Inc. 950 De Guigne Drive Sunnyvale, CA 94085 Attention: General Counsel Facsimile: [*****]

If to Customer:	General Motors Holdings LLC 400 Renaissance Center P.O. Box 400 Detroit, MI 48265-4000 Attention: [*****] [*****] Facsimile: [*****]
With a copy to:	General Motors Holdings LLC 400 Renaissance Center P.O. Box 400 Detroit, MI 48265-4000 Attention : Office of General Counsel [*****] Facsimile: [*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2+

23. Remedies; Limitation of Liability
The rights and remedies reserved to a party in this Agreement shall be cumulative with, and additional to, all other or further remedies provided to a party in law or equity. Subject to the exclusions set forth below, neither Customer nor the Supplier shall be liable to the other for any [*****] arising out of or relating to this Agreement, whether based on an action or claim in contract, equity, negligence, tort (including strict liability) or otherwise, for events, acts or omissions in an [*****] amount in [*****] of [*****] the [*****], and subject to the exclusions set forth below, neither party shall be liable to the other party for [*****] (including [*****] or [*****]) or other [*****] that arise out of or are related to performance under this Agreement, whether based on an action or claim in contract, equity, negligence, tort (including strict liability) or otherwise.

The exclusions of liability set forth above are not applicable to: (i) either party’s liability resulting from bodily injury or death or from damage to any real or personal property, (ii) either party’s indemnity obligation, including but not limited to the intellectual property or proprietary rights indemnity, as set forth in this Agreement, (iii) any breach of confidentiality obligations undertaken in Sections 5 and 6 of this Agreement, (iv) any breach or violation of a party’s intellectual property or proprietary rights, (v) liability resulting from a party’s [*****] or [*****] or [*****].

24. Setoff/Recoupment
In addition to any right of setoff or recoupment provided by law, all amounts due to Supplier shall be considered net of indebtedness of Supplier and its affiliates/subsidiaries to Customer and its affiliates/subsidiaries; and Customer shall have the right to setoff against or to recoup from any amounts due to Supplier and its affiliates/subsidiaries from Customer and its affiliates/subsidiaries.

25. No Advertising
Supplier shall not, without first obtaining the written consent of Customer, in any manner advertise or publish the fact that Supplier has contracted to furnish Customer the goods or services covered by this Agreement, or use any trademarks or trade names of Customer in Supplier’s advertising or promotional materials.

26. Compliance With Laws; Employment/Business Practices
Supplier, and any goods or services supplied by Supplier, shall comply with all applicable laws, rules, regulations, orders, conventions, ordinances or standards of the country(ies) of destination or that relate to the manufacture, labeling, transportation, importation, exportation, licensing, approval or certification of the goods or services, including, but not limited to, those relating to environmental matters, data protection and privacy, wages, hours and conditions of employment, subcontractor selection, discrimination, occupational health/safety and motor vehicle safety. Supplier further represents that neither it nor any of its subcontractors will utilize child, slave, prisoner or any other form of forced or involuntary labor, or engage in abusive employment or corrupt business practices, in the supply of goods or provision of services under this Agreement. At Customer’s request, Supplier shall certify in writing its compliance with the foregoing. Supplier shall indemnify and hold Customer harmless from and against any liability claims, demands or

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2+

expenses (including attorney’s or other professional fees) arising from or relating to Supplier’s noncompliance.

27. No Implied Waiver
The failure of either party at any time to require performance by the other party of any provision of this Agreement shall in no way affect the right to require such performance at any time thereafter, nor shall the waiver of either party of a breach of any provision of this Agreement constitute a waiver of any succeeding breach of the same or any other provision.

28. Assignment
Customer may assign or otherwise transfer this Agreement and its rights or obligations under this Agreement to any affiliated or successor company or to any purchaser of a substantial part of Customer’s business to which this Agreement relates. In addition, Customer may sublicense or otherwise delegate, in whole or in part, this Agreement and its rights or obligations under this Agreement to any such affiliate, successor or purchaser. Customer will provide Supplier written notice of any such assignment, transfer, sublicense or other delegation.

29. Relationship of Parties
Supplier and Customer are independent contracting parties and nothing in this Agreement shall make either party the agent or legal representative of the other for any purpose whatsoever, nor does it grant either party any authority to assume or to create any obligation on behalf of or in the name of the other.

30. Governing Law; Jurisdiction
This Agreement is to be construed according to the laws of the State of Michigan, excluding the provisions of the United Nations Convention on Contracts for the International Sale of Goods and any conflict of law provisions that would require application of another choice of law. Any action or proceedings by Customer against Supplier may be brought by Customer in any court(s) having jurisdiction over Supplier or, at Customer’s option, in the court(s) having jurisdiction over Customer’s location, in which event Supplier consents to jurisdiction and service of process in accordance with applicable procedures. Any actions or proceedings by Supplier against Customer may be brought by Supplier only in the court(s) in the State of Michigan

31. Severability
If any term(s) of this Agreement is invalid or unenforceable under any statute, regulation, ordinance, executive order or other rule of law, such term(s) shall be deemed reformed or deleted, as the case may be, but only to the extent necessary to comply with such statute, regulation, ordinance, order or rule, and the remaining provisions of this Agreement shall remain in full force and effect.

32. Dispute Resolution
All disputes between the parties shall initially be referred to the individuals that Supplier and Customer have assigned to this project (the “Project Managers”). If the Project Managers are unable to resolve the dispute within [*****] (or such other date agreed upon by the Project Managers) after referral of the matter to them, the parties shall notify their respective senior management of the dispute. Upon notification to senior management, senior management may, if both parties agree,

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2+

meet to resolve the dispute, but if senior management is unable to resolve the dispute then (whether or not such a meeting takes place) within [*****] of referral (or such other period as the parties may agree), the parties may agree to submit the dispute to non-binding mediation before an independent dispute resolution mediator. If the parties are thereafter unable to resolve the dispute (whether or not such a mediation takes place) within [*****] of referral (or such other period as the parties may agree), the parties may pursue other available legal and equitable remedies

33. Entire Agreement
This Agreement, together with the attachments, exhibits, supplements or other terms of Customer specifically referenced in this Agreement, constitutes the entire agreement between Supplier and Customer with respect to the matters contained in this Agreement and supersedes all prior oral or written representations and agreements. Except as expressly set forth hereinbelow, in the event of any conflict between the terms and conditions set forth in the body of this Agreement and the terms set forth in any of the exhibits attached hereto, the terms in the body of this Agreement will prevail. The foregoing notwithstanding, in the event of any conflict between the terms and conditions set forth in the body of this Agreement and the terms set forth in the Data License Agreement Exhibit or the Software Service License Agreement Exhibit, the terms in those exhibits will prevail. This Agreement may only be modified by a written agreement signed by an authorized representative of each of the parties.

IN WITNESS WHEREOF, the parties have executed this Agreement, in multiple counterparts, each of which shall be considered an original, on the date indicated below.

GENERAL MOTORS HOLDINGS LLC By: /s/ Thomas C. Heslip Name: Thomas C. Heslip (printed) Title: Senior Buyer Date: June 13, 2014	TELENAV, INC. By: /s/ Loren E. Hillberg Name: Loren E. Hillberg (printed) Title: General Counsel Date: June 12, 2014
Exhibits:
Statement of Work Exhibit
Service Levels Exhibit
Pricing and Compensation Exhibit
SOW BPO G001 GM Governance Model Exhibit
Third Party Agreements Exhibit
SOW BPO G002 ISP&C Exhibit
Data License Agreement Exhibit
Software Service License Agreement Exhibit
Insurance Exhibit

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2+

Statement of Work Exhibit

See Data License Agreement and Exhibits

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2+

Service Levels Exhibit

See Data License Agreement and Exhibits

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2+

Pricing and Compensation Exhibit

See Data License Agreement and Exhibits

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2+

Appendix A
Supplier Contract Manager, Key Employees, Competitive Process
Section A. Supplier Contract Manager

Position/Person	Name	Initial Commitment	Percentage of Commitment
Supplier Account Executive	[*****]	1 year	100%
Supplier Contract Manager	[*****]	1 year	100%
Supplier Project Executive	[*****]	1 year	100%

Section B: Key Employees

Key Employee Name	Role

Subcontractor Key Employee Name	Role

Section C. Competitive Process
{Identify here}

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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EXHIBIT 10.27.2+

GENERAL MOTORS HOLDINGS LLC

SOW BPO G001:
GM Governance Model

THE INFORMATION IN THIS DOCUMENT IS PRIVILEGED & CONFIDENTIAL. IT IS INTENDED SOLELY FOR THE USE OF AUTHORIZED RECIPIENTS. IF YOU ARE NOT THE INTENDED RECIPIENT, OR THE INTENDED RECIPIENT’S AGENT, YOU ARE PROHIBITED FROM READING, USING, DISSEMINATING, DISTRIBUTING AND/OR COPYING THIS DOCUMENT.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

[*****]

2

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

GM Confidential

EXHIBIT 10.27.2+

GENERAL MOTORS HOLDINGS LLC

SOW BPO G002:
ISP&C
Information Security Policy
Version 6/30/2011
Information Security Controls
Version 6/30/2011

THE INFORMATION IN THIS DOCUMENT IS CLASSIFIED AS GM INFORMATION. IT IS INTENDED SOLELY FOR THE USE OF AUTHORIZED RECIPIENTS. IF YOU ARE NOT THE INTENDED RECIPIENT, OR THE INTENDED RECIPIENT’S AGENT, YOU ARE PROHIBITED FROM READING, USING, DISSEMINATING, DISTRIBUTING AND/OR COPYING THIS DOCUMENT.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Template Date 8/9/2011

EXHIBIT 10.27.2+

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

DATA LICENSE AGREEMENT & SERVICES

THIS DATA LICENSE AGREEMENT ("Agreement") is made and entered into this ___ day of _______________, 20___ (hereinafter the “Effective Date”), by and between Telenav, Inc. (hereinafter "Licensor"), a corporation duly organized and existing under the laws of the State of Delaware, and General Motors Holdings, LLC (hereinafter "Licensee" or "GM"), a limited liability company duly organized and existing under the laws of the State of Delaware.

WHEREAS, Licensor is the proprietor of data, which Licensee desires to use, and

WHEREAS, Licensee is willing to accept a license of such data and related services on the terms and conditions hereof:

NOW THEREFORE, in consideration of the premises, as well as the mutual obligations herein made and undertaken, the parties, intending to be legally bound, do hereby covenant and agree as follows:

Section 1
DEFINITIONS

For purposes of this Agreement, the following definitions shall apply:

1.1
"Documentation" shall mean user manuals, training materials, product descriptions and specifications, technical manuals and supporting materials, and other printed information relating to the Licensed Data, whether distributed in print, electronic, or video format in effect as of the date of the applicable Purchase Order.

1.2
"Licensed Data" shall mean the data specified in Exhibit A, Statement of Work and all of its attachments and any accompanying software which is used to manipulate, analyze or view the data, and any enhancements, modifications, updates or releases relating thereto, provided or to be provided by Licensor pursuant to this License, including without limitation any Licensor-provided applications, programs, services and/or APIs.

1.3	“GM Data” shall mean data that is owned by GM and provided to Licensor for use with the Licensed Data or for incorporation into the Licensed Data.

1.4	“Services” shall mean the work that will be performed by Licensor for GM as set forth in the Statement of Work and the Service Level Agreement.

1.5
“Service Levels” shall mean the levels that Licensor shall provide the Services to GM which shall be performed in a professional and workmanlike manner consistent with highest industry standard for the performance of such Services as set forth in the Service Level Agreement attached hereto as Exhibit B.

1.6
“Statement of Work” shall mean a detailed description of Services Licensor will perform and the description of the Licensed Data, any work product, and other materials that Licensor will deliver to GM (the “Deliverables”), the time when the Deliverables will be provided and the estimated time and charges for each segment of the work as set forth in Exhibit A attached hereto.

Section 2
GRANT OF LICENSE

2.1
Documentation & Media. Licensor shall provide GM with the Licensed Data specified in the Purchase Order and one (1) copy of the Documentation per installation. Licensee may retain one copy of the Licensed Data for Licensee’s internal testing purpose only. The test copy will be displayed only to authorized personnel of Licensee, and will not be available for commercial access or any other internal use. Licensor grants to GM permission to duplicate all Documentation for GM's internal use.

2.2
Acceptance of Licensed Data. Licensee shall accept the Licensed Data on the date (the "Acceptance Date") when all necessary Documentation has been received and the Licensed Data performs in accordance with and/or conforms to its Applicable Specifications. In the event Licensed Data does not so perform, Licensee may (i) continue to test the Licensed Data with the assistance of Licensor, or (ii) return the Licensed Data and D

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ocumentation to Licensor, at Licensor's expense and without liability to Licensor, and any amounts paid by Licensee for the Licensed Data and Documentation shall be refunded by Licensor to Licensee.

2.3
Grant of License. Licensor hereby grants to Licensee and Licensee hereby accepts from Licensor a worldwide, nonexclusive, and except as provided herein, an irrevocable license to use, reformat, reproduce, display and incorporate the Licensed Data for the territories listed in the Statement of Work into a service/application (a “License”) as further defined below and in the Statement of Work. Such License shall survive expiration and termination of this Agreement as necessary to support vehicles and services used in conjunction with vehicles for which the Licensed Data was utilized during the term of this Agreement, for a period of [*****] following the [*****] date for vehicles in a [*****]. Subject to the terms below, such license grant shall include rights for Licensee’s Third Party Service Providers (as described more fully in Section 12.2 below) and the right for Licensee to sublicense the License to application developers whose use of the Licensed Data has been approved in advance by Licensee pursuant to Licensee’s certification process (“Licensee’s Approved Application Developers”).

(a)    By way of clarification, Licensee and Licensee’s Approved Application Developers may use the Licensed Data as part of a [*****] application to provide Map & Route Functionality (as defined herein) to Licensee’s end users with a Map & Route subscription. Each such subscription will be associated with a [*****] Licensee vehicle (per VIN) and will entitle the vehicle owner (up to [*****]) access to one or more Map & Route applications via PC, mobile, tablet or vehicle devices, where “Map & Route Functionality” means the following set of functionality:

•	POI/Address search (including geocoding and reverse geocoding)

•	Map display (including panning and zooming) to depict:

o	One or more locations or POIs on a map

o	Route display on a HERE map

o	Traffic flow and other traffic-related data/information and Safety Camera display on a HERE map or along a route

o	Licensee or third party data layers (does not include core map content) including but not limited to Licensee Dealerships, Weather, POIs, Parking, vehicle location, and RDS-TMC traffic

•	Non-turn by turn (“TBT”) text driving directions from a single point of origin to any single destination, including routing to multiple destinations as waypoints

•	Estimation of initial travel time and/or distance for a route

•	Sending of single POI (name, address and lat/long) to other applications that use a [*****] map as part of an end user’s destination selection

•
Sending of single POI (only [*****] and [*****]) to other applications that do not use a [*****] map as part of an end user’s destination selection; provided that only the [*****] (no [*****]) may be sent to mobile or smartphone applications.

•	Sending of routes (collection of Geocoded waypoints) to other Licensee applications, including [*****] and [*****]

Map & Route Functionality shall not include:

•	[*****]

•	[*****] of [*****] with an end user’s position, including any [*****] indicating [*****] along a route

•	[*****] or [*****] of driving directions

•	[*****] of vehicle position [*****] a [*****] or [*****] [*****] a [*****]

•
Additional Excluded Applications: (i) [*****]; (ii) [*****] vehicle applications (provided, however that [*****] by Licensee subscribers in [*****] vehicles is permissible); or (iii) [*****] (an application that [*****] and [*****] and [*****] data to assist in [*****] and [*****] relevant [*****] and making [*****], including, without limitation: (a) [*****] analysis and segmentation, (b) [*****] and analysis, (c) [*****] analysis and definition or (d) [*****] selection). For clarification purposes, [*****] does not exclude [*****] promotions or advertising based on [*****].

•	[*****] (“[*****]”)

•	[*****] of [*****] (collection of [*****]) to applications that do not use [*****] map data

•	[*****] of [*****] in application that does not use [*****] map data, with the exception of [*****] profile (up to maximum [*****])

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT 10.27.2+

•	[*****] of [*****] to other applications

•	[*****] of [*****] to other applications for purposes other than an end user’s personal use (including for improving errors or missing data in [*****] maps)

•	[*****] of road [*****] to other applications

•	[*****] of [*****] and any other [*****] (other than [*****] and [*****]) to other applications that do not use [*****] map data

•	[*****] of [*****] to [*****] and [*****] applications that do not use [*****] map data

•
Except as expressly provided herein, [*****] third party content or data with the Licensed Data and/or information or results derived from the Licensed Data that is [*****] to the [*****] specified in Exhibit 2.3(a) attached hereto and incorporated by reference herein. For purposes of clarification, the foregoing shall not prevent the [*****] of Licensee or third party content [*****] any [*****] or other utilization of Licensed Data.

(b)
Licensee and Licensee’s Approved Application Developers may not use the Licensed Data: (i) for or with [*****], [*****] or similar applications; (ii) for or with [*****] applications (i.e., an application that [*****] and [*****] and [*****] data to assist end users in [*****] and [*****] relevant [*****] and making [*****], including, without limitation: (a) [*****] analysis and segmentation, (b) [*****] and analysis, (c) [*****] analysis and definition or (d) [*****] selection); (iii) for or in connection with any systems or functions for [*****] or [*****] of vehicle [*****], including, for example, systems or functions for the [*****] of [*****] and [*****]; or (iv) in [*****] vehicle applications (provided, however, that [*****] by Licensee subscribers in [*****] vehicles is permissible).

(c)
In addition to the terms of this Section 2, Licensee agrees to incorporate the Developer Terms of Use mutually agreed upon by the parties and attached hereto as Exhibit 2.3(c)(1) to any and all of the agreements with Licensee’s Approved Application Developers and cause each Approved Application Developer to accept the Developer Terms of Use, including any third party supplier requirements and restrictions with respect to the Licensed Data contained therein. Provided, however, that where Licensee itself is acting as an application developer, Licensee shall comply with the GM as Developer Terms of Use, attached hereto as Exhibit 2.3(c)(2), including any third party supplier requirements and restrictions with respect to the Licensed Data contained therein. Licensee and Licensee’s Approved Application Service Providers shall comply with the third party supplier requirements and Licensee agrees to provide a link to the End User Terms of Use attached hereto as Exhibit 2.3(c)(3) or otherwise present such End User Terms of Use to end users in the manner mutually agreed upon by the parties. Following written notification from Licensor, Licensee shall use commercially reasonable efforts to update Exhibits 2.3(c)(1), 2.3(c)(2) and 2.3(c)(3) and include any changed or updated attributions and any changes to supplier requirements and restrictions which in Licensee’s reasonable opinion do not have a material adverse impact on the License grant or Licensee’s and its end users use of the Licensed Data.

(d)
Caching. To the extent that any such cached Destination/Waypoint data for an individual end user is stored by Licensee on servers owned or controlled by Licensee, Licensee shall purge such data from its servers within [*****] after expiration or termination of the end-user’s subscription; provided, however that in all cases, Licensee shall be allowed to store up to a maximum of [*****] Destination/Waypoints per each individual end user, solely for that end user’s personal use, on its servers. The foregoing shall survive expiration or termination of this Agreement, notwithstanding anything else to the contrary herein.

(e)
Attribution. Unless otherwise mutually agreed, Licensee and Licensee’s Approved Application Developers shall provide the Scout attribution in substantially the form set forth in the Attribution Exhibit attached hereto on maps and search results generated from applications or other implementations of the Licensed Data.

2.4
Assignment and Subcontracting. This Agreement shall be binding on the parties and their respective successors in interest and assigns, but Licensor shall not have the power to assign this Agreement without the prior written consent of GM, which shall not be unreasonably withheld. Licensor may assign the Agreement to its parent corporation without GM’s consent, so long as GM is notified in writing of such assignment. If Licensor subcontracts or delegates any of its duties or obligations of performance in this Agreement or in a Purchase Order to any third party, Licensor shall remain fully responsible for complete performance of all of Licensor's obligations set forth in this Agreement or in such Purchase Order and for any such third party's compliance with the non-disclosure and confidentiality provisions set forth in this Agreement.

2.5
Ownership of Licensed Data and Modifications. Licensee acknowledges and agrees that the Licensed Data shall be and remain the property of Licensor, and that this License grants Licensee no title or rights of o

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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wnership in the Licensed Data except as set forth herein. The foregoing notwithstanding, if Licensee develops (or has developed on its behalf) software programs, data sets or other additional functionality to the Licensed Data (“Licensee Developments”), Licensee shall own all rights to such Licensee Developments and Licensor and its employees shall have no rights or interest therein. Section 3 and other sections of this Agreement notwithstanding, Licensee shall have and retain a worldwide, nonexclusive, fully-paid, irrevocable license to any Licensed Data necessary to use the Licensee Developments.

Section 3
TERM

The parties agree that the terms and conditions of this Agreement apply to the provision of Licensed Data and Services to GM by Licensor. The term of this Agreement commences on the Effective Date and the Agreement shall continue to be in effect until [*****], unless earlier terminated by Licensee.

Section 4
INDEMNITIES AND WARRANTY

4.1	Licensor hereby represents and warrants that:

(a)	Licensor has not entered into agreements or commitments which are inconsistent with or conflict with the rights granted to Licensee herein; and

(b)	the Licensed Data shall be free and clear of all liens and encumbrances, and Licensee shall he entitled to use the Licensed Data without disturbance.

4.2
If notified promptly in writing of any judicial action brought against Licensee based on an allegation that Licensee's use of the Licensed Data infringes a United States patent, copyright, trademark, mask work or any rights of a third party or constitutes misuse or misappropriation of a trade secret (Infringement), Licensor will defend such action at its own expense and will pay the costs and damages (including reasonable legal fees) awarded in any such action or the cost of settling such action. Licensor shall have control of the defense of any such action and all negotiations for its settlement or compromise, and Licensee shall timely notify Licensor in writing of any such action and provide Licensor (at Licensor’s expense) with reasonable assistance as required in assisting Licensor in defending such actions. If notified promptly in writing of any informal claim (other than a judicial action) brought against Licensee based on an allegation that Licensee's use of the Licensed Data constitutes Infringement, Licensor will pay the costs associated with resolving such claim and will pay the settlement amount (if any), provided that Licensor shall have control of the resolution of any such claim and all negotiations for its settlement. In the event a final injunction shall be obtained against Licensee's use of the Licensed Data by reason of Infringement, or in Licensor's opinion be likely to become the subject of a claim of Infringement, Licensor may at its option and expense either

(a)	procure for Licensee the right to continue to use the Licensed Data as contemplated hereunder, or

(b)	replace or modify the Licensed Data to make its use hereunder non‑infringing while being capable of performing the same function.

If neither (a) nor (b) can be accomplished after Licensor has used its commercial best efforts to accomplish, Licensor shall refund to GM all license fees paid for the affected Licensed Data for the remaining portion of the term.

Licensee shall have the right to participate in the defense of any such claim at its own expense through counsel of its choice.

Licensor will have no indemnity obligation under this section if the claim(s) of Infringement is based upon (i) a modification of the Licensed Data made solely by GM, a GM Affiliate, or a Third Party Service Provider, or Licensee’s Approved Application Developer without any direction or control of Licensor or any knowledge of this intended use of the Licensed Data; (ii) use of the Licensed Data (other than an intended use known to Licensor) in combination with other software or data, provided that the Licensed Data are not any cause of a claim; or (iii) the continued use of the Licensed Data by GM or a GM Affiliate for greater than a reasonable period of time after a non-infringing alternative with no loss of functionality has been made available by Licensor

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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for installation at Licensor’s sole expense and without any interference to end users unless first approved in writing by GM.

4.3	Limited Warranty. Licensor warrants that its Services will be performed in a professional and workmanlike manner consistent with the highest industry standards for the performance of such Services.

EXCEPT AS SET FORTH IN SECTION 4.1, THE PRECEDING IS LICENSORS ONLY WARRANTY CONCERNING THE SERVICES AND ANY DELIVERABLE, AND IS MADE EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES AND REPRESENTATIONS, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR OTHERWISE.

4.4	The parties' obligations under this Section 4 shall survive any termination of Agreement for any reason and shall not be limited by any other provision of this Agreement.

Section 5
PAYMENT; TAXES

5.1
Payment. Licensor will invoice Licensee monthly for the amount due as set forth in Exhibit 5.1, attached hereto. Such prices and fees ("Charge(s)") and discounts, if any, shall be determined as set forth in Exhibit 5.1 or a Purchase Order issued hereunder. Subsequent charges for Licensed Data will be invoiced [*****] at the beginning of the period to which they apply. All payments shall be due and payable after Licensee's receipt of an invoice from Licensor as specified in Exhibit 5.1 or in the applicable Purchase Order. Except as otherwise set forth in this Agreement, any undisputed sum due to Licensor pursuant to this Agreement shall be payable on the date established by GM’s [*****] ([*****]), which provides, [*****], that payment shall be made on the [*****] of the [*****] after receipt by GM of a correct invoice from Licensor.

5.2
Taxes. Unless Licensee provides Licensor with a valid tax exemption number or as otherwise provided herein, Licensee shall pay directly or reimburse Licensor for all taxes, assessments, permits and fees, however designated, which are levied upon this License or the Licensed Data and Services, or their use, excluding franchise taxes and taxes based upon Licensor's net income.

5.3
Assignment of Right to Issue Purchase Orders. GM may from time to time assign its right to issue Purchase Orders pursuant to this Agreement to a third party. In such event, all warranty provisions of this Agreement shall extend to GM as if GM were the original purchaser. Licensor acknowledges and agrees that any third party authorized by GM to issue Purchase Orders for GM shall have no responsibility or liability to Licensor for the Licensed Software and Documentation set forth on the Purchase Order.

Section 6
NO ALTERATION OR IMPAIRMENT OF LICENSED DATA

Licensee shall preserve the Licensed Data free from any liens, encumbrances, and claims of any individual or entity. Licensee shall not use or permit the use of the Licensed Data in any manner likely to cause damage to any portion of it.

Section 7
PROPRIETARY INFORMATION AND PROTECTION OF MATERIALS

7.1
(a)    Licensor agrees not to disclose, use, reproduce, publish, release, transfer, translate, copy, or make available to any third party, or use for the benefit of any third party, all or any portion of any documents, books, manuals, computer reports, GM Data, or information of any kind received from Licensee pursuant to this License and designated proprietary by Licensee ("Licensee Proprietary Information") for a period of [*****] from the receipt of the Licensee Proprietary Information.

(b)    If GM Data or information received by Licensor from Licensee is Personally Identifiable Data as defined in Exhibit 7.1(b) attached hereto, Licensor agrees that Licensee is willing to disclose Personally Identifiable Data only with the understanding that Licensor will maintain its confidentiality in the manner set forth in Exhibit 7.1(b).

(c)    Section 7.1(a) and 7.1(b) above notwithstanding, Licensor may use (i) GM Data and other information received from GM pursuant to this Agreement, which GM Data and other information is not identified as Licensee

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Proprietary Information, and (ii) non-Personally Identifiable Data that is provided by or collected from end users in the course of Licensor’s performance of its obligations under this Agreement solely for the purposes of monitoring, maintaining, developing, and improving the Services and/or complying with its obligations under this Agreement. Licensor may also disclose any such non-Personally Identifiable Data to a third party partner or vendor (who is subject to the applicable confidentiality provisions of this Agreement) solely for the third party partner’s or vendor’s use in evaluating, maintaining, developing and/or improving the Services. Upon written request from GM, Licensor shall cooperate and share such metrics, learnings and findings with GM. Licensor shall be responsible and liable for any use of such non-Personally Identifiable Data by any such third party partner or vendor.

7.2
During the term of this Agreement, GM will treat the Licensed Data and Documentation with the same degree of care and confidentiality which they provide for similar information of their own which they do not wish disclosed to the public, but not less than reasonable care.

7.3
The obligations of Licensor set forth in Section 7.1(a) and of Licensee set forth in Section 7.2, however, shall not apply to the Licensee Proprietary Information, the Licensed Data, or any portion thereof, which:

(a)	is now or hereafter rightfully becomes publicly known;

(b)	is or becomes rightfully available to the receiving party from a source other than the disclosing party;

(c)	is known by the receiving party prior to its receipt of the proprietary information;

(d)	is subsequently developed by the receiving party independently of any disclosures made hereunder by the disclosing party;

(e)	is disclosed with the disclosing party's prior written consent;

(f)	is disclosed by the disclosing party to a third party without similar nondisclosure restrictions; and

(g)	is required to be disclosed pursuant to a requirement of a government agency or law.

7.4
Information that Licensor deems confidential will be transmitted only to GM’s Project Manager in writing or a designee authorized in writing to accept such information. At the time of such transmission, GM’s Project Manager will decide (1) if GM agrees that the information is confidential, (2) if GM needs the information, and (3) if the answers to (1) and (2) are yes, what restrictions will be placed on its distribution within GM. If the answers to (1) and (2) are not yes, GM’s Project Manager will promptly notify Licensor and any information considered by Licensor to be confidential which is disclosed to GM’s Project Manager shall be promptly returned to Licensor.

7.5
Trademark and Trade Name. Licensee acknowledges that Telenav®, Telenav Scout™, and Scout™ and the Telenav and Scout logos are trade names, trademarks, or service marks of Licensor. Neither party shall use the other's trade names, trademarks, or service marks in connection with any advertising, marketing, or publicity campaign.

7.6	Proprietary Marking. GM agrees not to remove or destroy any proprietary markings or proprietary legends placed upon or contained within the Licensed Data or any Documentation.

Section 8
SUPPORT, MAINTENANCE, AND SERVICES

8.1
Licensor shall furnish a copy of the Licensed Data and Documentation within [*****] of the Effective Date of this Agreement. During the term of this Agreement, Licensor shall update the Licensed Data quarterly, at no charge to GM, said updates to be delivered to GM as specified in Exhibit A, the Statement of Work. Each update shall be in a format and containing the data elements as specified in Exhibit A, the Statement of Work, or as mutually agreed on by the Parties. Should Licensor fail to deliver such updates in a timely manner, all [*****] during the [*****] in which the update was late shall be [*****] as specified in SLA-1 Service Level Matrix.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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8.2
The support Services for the Licensed Data shall be provided by Licensor to Licensee during the applicable warranty period at [*****] to Licensee and, thereafter, upon Licensee's request at [*****] to be mutually agreed to by the parties.

8.3	Licensor will perform the Services in the Statement of Work at the Service Levels agreed to in Exhibit B (the “Service Level Agreement”).

8.4
All changes to the Statement of Work must be requested in writing and require mutual agreement. Changes to the Statement of Work will be incorporated through the agreed upon process for requesting changes specified in Exhibit C, Change Control Procedure.

Section 9
LIMITATION OF LIABILITY AND REMEDIES

9.1
Neither party shall be liable to the other pursuant to this Agreement for any amounts representing loss of profit, loss of business or indirect, consequential, exemplary, or punitive damages of the other party. The foregoing shall not limit the indemnification defense and hold harmless obligations set forth in this Agreement.

9.2
The limit of either party’s liability (whether in contract, tort, negligence, strict liability in tort or by statute or otherwise) to the other or to any third party concerning performance or non-performance by said party, or in any manner related to this Agreement, for any and all claims shall not in the [*****] an amount equal to [*****] by GM to Licensor hereunder.

9.3
The limitations or exculpations of liability set forth above shall not apply to (1) either party’s liability (a) for claims, demands, loss, damage or expense relating to bodily injury or death of any person or damage to real and/or personal property, or (b) resulting from its gross negligence or willful, wanton, or reckless misconduct; and (2) Licensor’s liability under Section 4 (Proprietary Rights Indemnification).

Section 10
PROVISION OF MOST FAVORABLE TERMS

Licensor warrants and agrees that the charges, terms, warranties or benefits granted to GM pursuant to this Agreement or in any Purchase Order when viewed as a whole are comparable to or better than the equivalent charge, term, warranty or benefit being offered by Licensor customer of Licensor (with the exception of the United States Government or as otherwise required by applicable law). If Licensor shall enter into arrangements with any customer of Licensor providing for more favorable charges, terms, warranties or benefits when viewed as a whole, then this Agreement or the applicable Purchase Order shall thereupon be deemed amended to incorporate the more favorable charges, terms, warranties or benefits and Licensor shall immediately notify GM of such more favorable charges, terms, warranty or benefits.

Section 11
TERMINATION

11.1
Termination for Cause. In the event that either party materially or repeatedly defaults in the performance of any of its duties or obligations set forth in this Agreement, and such default is not substantially cured within [*****] after written notice is given to the defaulting party specifying the default, then the party not in default may, by giving written notice thereof to the defaulting party, terminate this Agreement or any Purchase Order relating to such default as of a date specified in such notice of termination.

11.2
Termination for Insolvency or Bankruptcy. Either party may immediately terminate this Agreement and any Purchase Order by giving written notice to the other party in the event of (i) the liquidation or insolvency of the other party, (ii) the appointment of a receiver or similar officer for the other party, (iii) an assignment by the other party for the benefit of all or substantially all of its creditors, (iv) entry by the other party into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations, or (v) the filing of a meritorious petition in bankruptcy by or against the other party under any bankruptcy or debtors' law for its relief or reorganization.

11.3
Termination of License. GM may terminate any License for [*****] by providing [*****] written notice to Licensor. If GM elects to so terminate a License, GM shall return to Licensor or, at GM's option, destroy or uninstall, all copies of the Licensed Data and Documentation in GM's possession which are the subject of the terminated License, except as may be necessary for archival purposes. In such event, Licensor shall promptly refund to

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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GM the license, maintenance or support fees paid by GM that are applicable to the period of time between the termination date and the expiration date of the Agreement and return or destroy any GM Data in Licensor’s possession with certification to GM of such destruction.

11.4
Rights Upon Termination. Unless specifically terminated as set forth in this Article, all Licenses (and GM's right to use the Licensed Data in accordance with such Licenses) and Purchase Orders which require performance or extend beyond the term of this Agreement shall, at GM's option, be so performed and extended and shall continue to be subject to the terms and conditions of this Agreement. If requested by GM, Licensor shall provide any termination assistance services GM shall require. In the event GM requests Licensor to provide termination assistance, Licensor shall continue to provide services which were provided by Licensor prior to such termination and any new services requested by GM that may be required to facilitate the transfer of the affected services.

Section 12
AFFILIATES, THIRD PARTY SERVICE PROVIDERS AND LICENSEE’S APPROVED APPLICATION DEVELOPERS

12.1
Affiliates. GM is entitled to obtain Licensed Data and services for the benefit of and use by GM and GM Affiliates. GM Affiliates and their respective employees are entitled to use the Licensed Data and services in accordance with this Agreement and have and are entitled to all rights, benefits, and protections granted to GM pursuant to this Agreement with respect to such Licensed Data and services. GM is responsible for compliance by GM Affiliates with the terms and conditions set forth in this Agreement. “GM Affiliates” means any company in which GM owns (directly or indirectly) at least [*****] of the voting stock.

12.2
Third Party Service Providers and Licensee’s Approved Application Developers. Licensor acknowledges GM’s reliance on Third Party Service Providers throughout its environment, including the environment in which the Licensed Data is to be used, as well as GM’s anticipated use of Licensee’s Approved Application Developers in connection with the Licensed Data. Accordingly, such Third Party Service Providers and Licensee’s Approved Application Developers have all rights to access, use, and distribute the Licensed Data and Documentation as are granted to GM under this Agreement, solely in connection with their work within GM’s environment, without any further notification or accounting to Licensor. GM is responsible for compliance by such Third Party Service Providers and Licensee’s Approved Application Developer’s with the terms and conditions of this Agreement.

Section 13
MISCELLANEOUS

13.1
Notices. Any notice, demand, or consent required hereunder shall, unless otherwise set forth herein, be in writing and be sent either by hand delivery or by postage‑prepaid certified mail, return receipt requested, addressed to the recipient party at the following address (or at such further address as shall be requested from time to time by the recipient party):

13.2
Amendments; No Waiver. No section of this Agreement may be changed waived, discharged, or amended except by an instrument in writing signed by both parties hereto. No delay or failure on the part of any party hereto to exercise any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude any other further exercise thereof, or the exercise of any other power to right.

13.3
No Advertising. Licensor shall not, without first obtaining the written consent of GM, in any manner advertise or publish the fact that Licensor has contracted to furnish GM the goods or services covered by this contract, or use any trademarks or trade names of GM in Licensor’s advertising or promotional materials.

13.4
Force Majeure. The term "Force Majeure" shall be defined to include fires or other casualties or accidents, acts of God, severe weather conditions, strikes or labor disputes, war or other violence, or any law, order, proclamation, regulation, ordinance, demand, or requirement of any governmental agency. A party whose performance is prevented, restricted, or interfered with by reason of a Force Majeure condition shall be excused from such performance to the extent of such Force Majeure condition so long as such party provides the other party with prompt written notice describing the Force Majeure condition and takes all reasonable steps to avoid or remove such causes of nonperformance and immediately continues performance whenever and to the extent such causes are removed.

13.5
Severability. If any term(s) of this Agreement is invalid or unenforceable under any statute, regulation, ordinance, executive order or other rule of law, such term(s) shall be deemed reformed or deleted, as the case may be,

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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but only to the extent necessary to comply with such statute, regulation, ordinance, order or rule, and the remaining provisions of this Agreement shall remain in full force and effect.

13.6
Dispute Resolution. In the event of any disagreement regarding performance under or interpretation of this Agreement and prior to the commencement of any formal proceedings, the parties shall continue performance as set forth in this Agreement and shall attempt in good faith to reach a negotiated resolution by designating a representative of appropriate authority to resolve the dispute.

13.7	Remedies. All remedies set forth in this Agreement, or available by law or equity shall be cumulative and not alternative, and may be enforced concurrently or from time to time.

13.8
Compliance with Laws. In the performance of Services or the provision of Licensed Software pursuant to this Agreement, Licensor shall comply with the requirements of all applicable laws, ordinances, and regulations of the United States or any state, country, or other governmental entity. Licensor shall indemnify, defend, and hold GM harmless from and against any and all claims, actions, or damages arising from or caused by Licensor's failure to comply with the foregoing.

13.9
Setoff. In addition to any right of setoff provided by law, all amounts due Licensor shall be considered net of indebtedness of Licensor to GM and its subsidiaries; and GM may deduct any amounts due or to become due from Licensor to GM and its subsidiaries from any sums due or to become due from GM to Licensor.

13.10
Survival of Terms. Termination or expiration of this Agreement for any reason shall not release either party from any liabilities or obligations set forth in this Agreement which (i) the parties have expressly agreed shall survive any such termination or expiration, or (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

13.11	Binding Effect. This Agreement and the covenants and agreements contained herein shall be binding upon and inure to the benefit of the parties hereto.

13.12
Complete Statement. This Agreement constitutes the entire and exclusive statement of the agreement between the parties with respect to its subject matter and there are no oral or written representations, understandings or agreements relating to this Agreement which are not fully expressed in the Agreement. This Agreement shall not be amended except by a written agreement signed by both parties. All exhibits, documents, and schedules referenced in this Agreement or attached to this Agreement, and each Purchase Order are an integral part of this Agreement. In the event of any conflict between the terms and conditions of this Agreement and any such exhibits, documents, or schedules, the terms of this Agreement shall be controlling unless otherwise stated or agreed. In the event of a conflict between the terms and conditions of this Agreement and a Purchase Order, the Purchase Order shall be controlling with respect to those transactions covered by that Purchase Order. Any other terms or conditions included in any shrink‑wrap license agreements, quotes, invoices, acknowledgments, bills of lading, or other forms utilized or exchanged by the parties shall not be incorporated in this Agreement or be binding upon the parties unless the parties expressly agree in writing or unless otherwise provided for in this Agreement. LICENSOR ACKNOWLEDGES GM’S STRICT REQUIREMENT THAT GM’S END USERS OF THE LICENSED DATA ARE NOT AUTHORIZED TO ENTER INTO AGREEMENTS OR UNDERSTANDINGS ON BEHALF OF GM AND THAT ALL SUCH AGREEMENTS AND UNDERSTANDINGS ARE TO BE MADE SOLELY BY GM WORLD-WIDE PURCHASING. ACCORDINGLY, LICENSOR AGREES THAT ANY AGREEMENT OR UNDERSTANDING THAT IS ENTERED INTO IN VIOLATION OF THIS REQUIREMENT IS NOT EFFECTIVE AND SHALL NOT BE ENFORCEABLE AGAINST GM OR ANY GM AFFILIATE.

13.13	Governing Law. This Agreement shall be governed by and construed in accordance with the laws and decisions of the State of Michigan.

13.14
Export.     Neither party shall export any Licensed Data, Documentation or information protected hereunder by an obligation of confidentiality from the United States, either directly or indirectly, without first obtaining a license or clearance as required from the U.S. Department of Commerce or other agency or department of the United States Government. Licensor shall obtain, at it sole expense, any such licenses or clearances that are required to enable export of the Licensed Data and Documentation to authorized users or recipients as set forth herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly authorized, executed, and delivered as of the day and year first above written.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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___________________________________    _____________________________________
Authorized Signature    Authorized Signature
Name    Name
Title    Title
Date    Date

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT A
Statement of Work

Attached

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
GM Confidential

EXHIBIT 10.27.2+

GLOBAL LBS ELEMENTS

03/04/14

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
GM Confidential

EXHIBIT 10.27.2+

Program Overview

1.1	Objectives
[*****]

1.2	General Service Statements
[*****]

1.3	Countries and Languages
[*****]

Service and Data Requirements

Location Based Services
[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

OPERATION REQUIREMENTS

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
GM Confidential

EXHIBIT 10.27.2+

Service Management

[*****]

Integration

✓ [*****]
✓
✓
Security

[*****]

Documentation

✓ [*****]
✓
✓
Account Management

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
GM Confidential

EXHIBIT 10.27.2+

GM Architecture Non functional REQUIREMENTS…

Architecture Requirements

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
GM Confidential

EXHIBIT 10.27.2+

Reporting and Service Levels

Included in Exhibit B of Data License Agreement

OTHER Support Requirements

[*****]

Confidentiality of Project and Data

GM must approve, in writing, distribution or sharing of this document by the Supplier with any other parties. The Supplier must recognize that GM operates in a competitive and sensitive business environment and, for that reason the Supplier must treat the materials and data provided by GM as strictly confidential.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT 10.27.2+

APPENDIX B - Map Data Responsibility Matrix
The Responsibility Matrix below describes the responsibilities of the parties. The Licensor’s compliance is indicated by “C” in the COMPLY column. The COMMENTS column should be used to elaborate on how the Licensor will execute the responsibility. The responsibility matrix values are defined as:
P (Perform) means the designated party has the obligation and responsibility for performing the service. The designated party’s performance will be subject to approval as defined by GM.
H (Help) means the designated party will provide assistance to enable the performer to complete the designated service. For service activities that are in-scope the Licensor is expected to provide resources to assist in enabling the performer to complete the designated service.
A (Approve) means the performance of the service is subject to the designated party’s approval. In some cases such approval may be necessary prior to initiating an action such as in before commencement of any discrete billable task.

[*****]

•
2
3
4
5
6
7
•
8
9
10
11
12

13
14

15
16
17
18

19
20

21
22
23

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT 10.27.2+

Appendix D: Map Data Layers Requirement

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

GM Confidential

EXHIBIT 10.27.2+

Appendix E: Map Data Attribute Requirements
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

GM Confidential

EXHIBIT 10.27.2+

[*****] Country-Language Exhibit

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

Exhibit B
Service Level Agreement

1.	Definitions

a.	Availability: The percentage resulting from the following calculation:
[1-(Down Time/Total Time)] x 100
Availability percentage shall be expressed to [*****] with the [*****] rounded up or down to the nearest [*****] of a [*****].

b.	Down Time: The number of [*****] the Service is not operational during a [*****] and excludes scheduled downtime.

c.	Hours of Operation: 24 hours a day and 365 days a year.

d.	Scheduled Down Time: The number of [*****] of down time incurred during scheduled maintenance.

e.
Scheduled Maintenance: The number of [*****] of maintenance that is scheduled in advance. Scheduled Down Time shall occur within the Scheduled Maintenance window. Any down time outside of the maintenance window will be counted against the availability calculations.

f.	Total Time: The total number of [*****] in a given [*****].

2.	[*****] Availability Performance Commitment: Telenav will ensure that the Service maintains a [*****] Availability of [*****]

3.	Service Latency
Telenav will use [*****] efforts to fulfill end user requests for Services in accordance with the Table below for each [*****]. This includes delivery of all bytes of the response (content plus protocol overhead) that Telenav controls. Latency shall be defined to apply only to the interval pertaining to [*****] and [*****] within the [*****].

[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

These requirements are specific to the portion of [*****] incurred within Telenav’s span of control within [*****] and will be measured from the [*****] nearest to Telenav’s [*****]. The latency introduced by the LTE network, and other elements of the wireless network are excluded from the latency measurements described above. For clarity, the parties agree not to include [*****] which is subject to too many variables.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

Exhibit C

Change Control Procedure
1.0    Change Control Procedures.
Licensee reserves the right at any time to request reasonable Changes, or cause Licensor to make Changes to the data deliverable or to otherwise change the scope of the work covered by this Contract and Licensor agrees to promptly evaluate such request for Changes, responding to Licensee with a quote for data development services and or a zero dollar agreement to improve the data product as requested.

If Licensor’s response to a Change Request indicates that new charges will apply for the requested change, Licensee will review Licensor’s response and will do one of the following: (a) provide written approval for Licensor to proceed with the requested change at the quoted cost, (b) provide written request for Licensor to clarify or modify its response, or (c) provide written notice to Licensor that the request has been cancelled.
1.1    Licensor’s Response.
Licensor shall respond promptly to all Change Requests made by Licensee pursuant to the Change Control Procedures. Licensor shall use reasonable efforts to comply with any deadlines or similar time periods specified in any such Change Requests.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

Exhibit 2.3(a)

[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]		[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

Exhibit 2.3(c)(1)
Developer Terms of Use
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

Exhibit 2.3(c)(2)
Developer Terms of Use for GM
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

Exhibit 2.3(c)(3)
Telenav Services
End User Terms of Use
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

Exhibit 5.1
Pricing

Table 1: [*****] Fees per [*****]
Applications using Off-board Maps / Search / Static Routing Directions / Traffic functionality:	Price per [*****]
All [*****] (excluding [*****])	$[*****]
License Fee Reporting:
On or before the [*****] of each [*****], Licensee shall prepare and submit to Licensor a written report with a separate line item for [*****] for the total number of [*****] ([*****]) made by GM and/or GM Affiliates with subscriptions to Maps / Search / Static Routing Directions / Traffic functionality developed by or on behalf of GM for the previous [*****]. Each such subscription is associated with a [*****] and entitles the [*****] (up to [*****]) access to one or more applications via PC, mobile, tablet or vehicle devices. A [*****] is considered [*****] if an application or applications with Maps / Search / Static Routing Directions / Traffic functionality is [*****] or otherwise [*****] to a [*****]. Licensee is responsible for ensuring that such application subscriptions are only [*****] to end users with a valid end user account linked to a [*****]. For clarity, if more than one application is [*****] by a [*****], that [*****] shall only be counted [*****] and no further reporting or fees are due for subsequent [*****] of applications. Following receipt of such report, Licensor shall invoice Licensee for the amounts due in accordance with the pricing in Table 1 and Licensee shall pay in accordance with [*****] payment terms as specified in the applicable Purchase Order.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

Exhibit 7.1(b)

Licensor’s Handling Of Personally Identifiable Data

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

SOFTWARE SERVICE LICENSE AGREEMENT

THIS SOFTWARE AS A SERVICE LICENSE AGREEMENT ("Agreement") is made and entered into this ______________ (the "Effective Date") by and between Telenav, Inc. (hereinafter "Licensor"), having its principal place of business at 950 De Guigne Drive, Sunnyvale, CA 94085, a corporation duly organized and existing under the laws of the State of Delaware, and General Motors Holdings LLC (hereinafter "GM"), having its principal place of business at 300 Renaissance Center, Detroit, Michigan 48265, a Delaware limited liability company.

Licensor and GM agree as follows:

1.
Agreement and Term. The parties agree that the terms and conditions of this Agreement apply to the provision of Licensed Services (as later defined) to GM by Licensor. The term of this Agreement commences on the Effective Date and the Agreement shall continue to be in effect until [*****], unless earlier terminated in accordance with the terms and conditions of the Agreement.

2.	Certain Definitions. The following definitions apply to this Agreement:

(a)    "Documentation" means user guides, operating manuals, education materials, product descriptions and specifications, technical manuals, supporting materials, and other information relating to the Licensed Software or used in conjunction with the Licensed Services, whether distributed in print, magnetic, electronic, or video format, in effect as of the date the Licensed Service is provided to GM.

(b)    “Licensed Service(s)” means the Licensed Software and services provided by Licensor to GM as identified in Exhibit A, including, where applicable but not limited to, any enhancements, translations, modifications, updates, releases, or other changes to Licensed Software which are provided or to be provided as part of Licensor's performance of warranty service obligations or technical support services pursuant to this Agreement.

(c)	"Licensed Software" means computer programs that are provided by Licensor as part of the Licensed Services pursuant to this Agreement.

(d)    "Purchase Order" means the written order(s) submitted by GM, or any third party to whom GM has authorized to submit written order(s) on GM's behalf, to Licensor which identifies the Licensed Services GM desires to obtain from Licensor.

3.
General. GM is entitled to obtain Licensed Services for the benefit of and use by affiliates of GM. Such affiliates and their respective employees are entitled to use the Licensed Services in accordance with this Agreement and have and are entitled to all rights, benefits, and protections granted to GM pursuant to this Agreement with respect to such Licensed Services. GM is responsible for compliance by its affiliates with the terms and conditions set forth in this Agreement.

4.
Delivery of the Licensed Service. Upon issuance of one (1) or more Purchase Order(s), GM shall have access to the Licensed Service over the Internet via a web browser. GM may cancel without charge all or any portion of the Licensed Services at any time prior to delivery.

5.
Grant and Conditions of License. GM shall accept Licensed Services on the date (the "Acceptance Date") when all necessary Documentation has been received and the Licensed Services perform in accordance with and/or conforms to its Documentation.

6.	Grant of License.

(a)
Licensor hereby grants GM a worldwide, nonexclusive, irrevocable, license to access and use the Licensed Services during the term of this Agreement and to incorporate such Licensed Services into the services GM provides to vehicles and services produced by GM or its affiliated companies, which license shall be perpetual as necessary to support vehicles and services used in conjunction with vehicles for which the Licensed Services were deployed during the term of this Agreement.

(b)
Licensor acknowledges and agrees that any authorized third parties providing services to GM ("Third Party Service Providers") may have access to and use of the Licensed Services and Documentation so long as such third party is utilizing the Licensed Services and Documentation for GM’s benefit. GM will be responsible for Third Party Service Providers’ compliance with all material terms and conditions this Agreement.

7.	Services. Licensor shall provide the Licensed Services as set forth herein and in the Statement of Work attached hereto and incorporated herein as Exhibit A-1.

(a)	The Licensed Software and data will be hosted and managed by Licensor.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

(b)
The technical support services set forth below and in Exhibit A (as further detailed in Schedule D) for the Licensed Services shall be provided by Licensor to GM during the term of this Agreement at the applicable charges as set forth in Exhibit A (the "Maintenance Fee").

(i)    Licensor shall provide toll‑free telephone hot‑line support between 8:00 a.m. and 6:00 p.m. at the applicable maintenance location.

(ii)    To the extent agreed upon by the parties, Licensor shall provide installation and training to GM.

(c)	Any development services provided by Licensor to GM shall be provided under the terms and conditions of the Services Agreement. .

(d)	Upon termination or expiration of the Licensed Services, Licensor shall, at GM’s request, assist in any migration or transition services.

8.	Proprietary Markings. GM shall not remove or destroy any proprietary markings or proprietary legends placed upon or contained within the Licensed Services.

9.
Duplication of Documentation. GM may duplicate Licensed Software and Documentation, at no additional charge, for GM's use or for use by a customer of GM in connection with the provision of Licensed Services so long as all required proprietary markings are retained on all duplicated copies.

10.
Ownership. The Licensed Services shall be and remain the property of Licensor or third parties which have granted Licensor the right to license it and GM shall have no rights or interests therein except as set forth in this Agreement. The foregoing notwithstanding, if GM develops (or has developed on its behalf) software programs, data sets or other additional functionality to the Licensed Services (“Licensee Developments”), GM shall own all rights to such Licensee Developments and Licensor and its employees shall have no rights or interest therein. Other sections of this Agreement notwithstanding, GM shall have and retain a worldwide, nonexclusive, fully-paid, irrevocable license to any Licensed Services necessary to use the Licensee Developments. Any Licensee Developments created for GM by Licensor shall be performed pursuant to the terms and conditions of the Services Agreement.

11.
Protection of Licensed Service. During the term of this Agreement, GM will treat the Licensed Services and Documentation with the same degree of care and confidentiality which GM provides for similar information belonging to GM which GM does not wish disclosed to the public, but not less than reasonable care. This provision shall not apply to Licensed Services or Documentation, or any portion thereof, which is (i) already known by GM without an obligation of confidentiality, (ii) publicly known or becomes publicly known through no unauthorized act of GM, (iii) rightfully received from a third party without obligation of confidentiality, (iv) disclosed without similar restrictions by Licensor to a third party, (v) approved by Licensor for disclosure, or (vi) required to be disclosed pursuant to a requirement of a governmental agency or law so long as GM provides Licensor with timely prior written notice of such requirement. It will not be a violation of this Section if GM provides access to and the use of the Licensed Services or Documentation to any Third Party Service Provider so long as GM secures execution by such Third Party Service Provider of a confidentiality agreement between Third Party Service Provider and GM as would normally be required by GM.

12.	Warranty. Licensor represents and warrants that:

(a)    The Licensed Services are and shall be free and clear of all liens and encumbrances, and GM shall be entitled to use it without disturbance;

(b)    No portion of the Licensed Services contain, at the time of access by GM, any "back door," "time bomb," "Trojan horse," "worm," "drop dead device," "virus," or other computer software routines designed to (i) permit access or use of either the Licensed Services or GM's computer systems by Licensor or a third party not authorized by this Agreement, (ii) disable, damage or erase the Licensed Services or data, or (iii) perform any other such actions;

(c)    The Licensed Services and the design thereof shall not contain preprogrammed preventative routines or similar devices which prevent GM from exercising the rights granted to GM under this Agreement or from utilizing the Licensed Services for the purpose for which it was designed;

(d)    The Licensed Services shall function properly under ordinary use and operate in conformance with its Documentation during the term of this Agreement.

13.
Proprietary Rights Indemnification. Licensor represents and warrants that (i) at the time of execution of this Agreement, Licensor is not involved in any litigation that will impact or affect the Licensed Services or Documentation to be provided under this Agreement except as expressly set forth in Exhibit A-4 hereto, and (ii) Licensor has all right, title, ownership interest, and/or marketing rights necessary to provide the Licensed Services and Documentation to GM, and that except as may be expressly set forth in Exhibit A-4 hereto, each License, the Licensed Services and Documentation and their sale, license and use hereunder do not and shall not directly or indirectly violate or infringe upon any copyright, patent, trade secret, or other proprietary or intellectual property right of any third party or contribute to such violation or infringement (“Infringement”).

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

Licensor shall indemnify and hold GM and Third Party Service Providers and their respective successors, officers, directors, employees, and agents harmless from and against any and all actions, claims, losses, damages, liabilities, awards, costs, and expenses (including reasonable legal fees) resulting from or arising out of any litigation, any breach or claimed breach of the foregoing warranties, or which is based on a claim of an Infringement, and Licensor shall defend and settle, at its expense, all suits or proceedings arising therefrom. Any such defense shall be exercised with reasonable consultation with GM, and no settlement shall impose any obligation on GM. GM shall inform Licensor of any such suit or proceeding against GM and shall have the right to participate in the defense of any such suit or proceeding at its expense and through counsel of its choosing. Licensor shall notify GM of any actions, claims, or suits against Licensor based on an alleged Infringement of any party's intellectual property rights in and to the Licensed Services or Documentation. In the event an injunction is sought or obtained against use of the Licensed Services or Documentation or in GM’s opinion is likely to be sought or obtained, Licensor shall promptly, at its option and expense, either (A) procure for GM the right to continue to use the infringing Licensed Services or Documentation as set forth in this Agreement, or (B) replace or modify the infringing Licensed Services or Documentation to make its use non-infringing while being capable of performing the same function without degradation of performance. Licensor shall have no indemnity obligation to GM or its Third Party Service Providers under this Section 13 if the claim(s) of Infringement is based upon (i) a modification of the Licensed Services made by GM, a GM Affiliate, or a Third Party Service Provider; (ii) the continued use of the Licensed Services by GM or a GM Affiliate for greater than a reasonable period of time after a non-infringing alternative with no loss of functionality has been made available by Licensor for installation at Licensor’s sole expense, or (iii) use of the Licensed Services (other than an intended use known to Licensor) in combination with other software or data, provided that the Licensed Services are not any cause of a claim.

14.
LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PURSUANT TO THIS AGREEMENT FOR ANY AMOUNTS REPRESENTING LOSS OF PROFIT, LOSS OF BUSINESS OR INDIRECT, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES OF THE OTHER PARTY. THE FOREGOING SHALL NOT LIMIT THE INDEMNIFICATION, DEFENSE AND HOLD HARMLESS OBLIGATIONS SET FORTH IN THIS AGREEMENT.

The limit of either party’s liability (whether in contract, tort, negligence, strict liability in tort or by statute or otherwise) to the other or to any third party concerning performance or non-performance by said party, or in any manner related to this Agreement, for any and all claims shall not in the [*****] an amount [*****] to [*****] the [*****] by GM to Licensor hereunder.

The limitations or exculpations of liability set forth above shall not apply to (1) either party’s liability (a) for claims, demands, loss, damage or expense relating to bodily injury or death of any person or damage to real and/or personal property, or (b) resulting from its gross negligence or willful, wanton, or reckless misconduct; and (2) Licensor’s liability under Section 13 and 24.

15.
Assignment of Right to Issue Purchase Orders. GM may from time to time assign its right to issue Purchase Orders pursuant to this Agreement to a Third Party Service Provider. In such event, all warranty provisions of this Agreement shall extend to GM as if GM were the original purchaser. Licensor acknowledges and agrees that any Third Party Service Provider that issues Purchase Orders for GM shall have no responsibility or liability to Licensor for the Licensed Services and Documentation set forth on the Purchase Order.

16.
Survival. Termination or expiration of this Agreement for any reason shall not release either party from any liabilities or obligations set forth in this Agreement which (i) the parties have expressly agreed shall survive any such termination or expiration, or (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

17.
Charges, Prices, and Fees. Charges, prices, and fees ("Charges") and discounts, if any, for Licensed Services shall be determined as set forth in Exhibit A, in a Purchase Order, or as otherwise agreed upon by the parties, unless modified as set forth in this Agreement.

18.
Payment Through Invoicing. Except as otherwise set forth in this Agreement, any undisputed sum due to Licensor pursuant to this Agreement shall be payable on the date established by GM’s [*****] ([*****]), which provides, on average, that payment shall be made on the [*****] of the [*****] after receipt by GM of a correct invoice therefor from Licensor. Licensor shall invoice GM monthly on or after the applicable Acceptance Date for the Licensed Services covered by such monthly invoice.

19.
Taxes. Unless GM provides Licensor with a valid tax exemption number or as otherwise provided herein, GM shall pay directly or reimburse Licensor for all taxes, assessments, permits and fees, however designated, which are levied upon this Licensed Services, or their use, excluding franchise taxes and taxes based upon Licensor's net income.

20.
Termination for Cause. In the event that either party materially or repeatedly defaults in the performance of any of its duties or obligations set forth in this Agreement, and such default is not substantially cured within [*****] after written notice is given to the defaulting party specifying the default, then the party not in default

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

may, by giving written notice thereof to the defaulting party, terminate this Agreement and/or the applicable Purchase Order relating to such default as of a date specified in such notice of termination.

21.
Termination for Insolvency or Bankruptcy. Either party may immediately terminate this Agreement and any Purchase Order by giving written notice to the other party in the event of (i) the liquidation or insolvency of the other party, (ii) the appointment of a receiver or similar officer for the other party, (iii) an assignment by the other party for the benefit of all or substantially all of its creditors, (iv) entry by the other party into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations, or (v) the filing of a meritorious petition in bankruptcy by or against the other party under any bankruptcy or debtors' law for its relief or reorganization.

22.	Termination of Licensed Services. GM may terminate the Licensed Service for any reason by providing written notice to Licensor.

23.	Binding Nature, Assignment, and Subcontracting.

(a)
Licensor shall not assign this Agreement (or any portion thereof) without GM’s written consent, such consent not to be unreasonably withheld. Upon notice to Licensor, GM may assign this Agreement (or any portion thereof) without Licensor's consent to any affiliate or subsidiary of GM or pursuant to a merger, reorganization, sale of all or substantially all of the assets of GM or sale of sufficient stock to constitute a change of control. This Agreement shall be binding on the parties and their respective successors and permitted assigns. Any assignment in violation of this Section 23(a) shall be void.

(b)
If Licensor subcontracts or delegates any of its duties or obligations of performance in this Agreement or in a Purchase Order to any third party, Licensor shall remain fully responsible for complete performance of all of Licensor's obligations set forth in this Agreement or in such Purchase Order and for any such third party's compliance with the non-disclosure and confidentiality provisions set forth in this Agreement.

24.    Confidentiality.

(a)
GM Information. GM’s Information means all information (oral or written) and documents and data (in any medium) that have been furnished to Licensor by GM, or have been developed or collected by Licensor in connection with the Services, including, but not limited to, “Personally Identifiable Data,” as defined in Section (b). GM is willing to disclose GM’s Information and to permit Licensor to collect or develop GM’s Information only with the understanding that Licensor will maintain its confidentiality and will otherwise comply with all provisions of this Agreement. Licensor acknowledges that GM's Information is being disclosed to Licensor for the sole purpose of permitting Licensor to perform the Services, and agrees that it will not use or disclose GM’s Information for any other purpose. In addition, Licensor agrees that, except as may be required by law, it will not disclose, disseminate or otherwise make available GM's Information to anyone, other than to those employees who have a need to know it in order for Licensor to fulfill its obligations under this Agreement, without the prior written agreement of GM.

Licensor will not transfer GM Information to any subsequent tier supplier unless there is a legal basis for such transfer under applicable laws. By way of example and not limitation, GM Information originating from a European Union country shall not be transferred to a subsequent tier supplier unless such subsequent tier supplier is located in a country deemed to have “adequate” data protection laws or is otherwise permitted to have European Union source data transferred to it.

Licensor shall provide for the physical, managerial and electronic security of GM’s Information such that GM’s Information is reasonably maintained and secured, ensuring it is safe from loss, theft, unauthorized access, copying, modification, use or disclosure during utilization, transmission and storage. Should any unauthorized breach occur, Licensor shall notify GM as soon as reasonably practicable, generally within [*****], after Licensor becomes aware of such breach

At GM’s request or upon completion of Licensor's use of GM's Information, Licensor will return all copies of GM’s Information to GM or, at GM's request, will destroy GM’s Information and certify such destruction to GM. If GM requests the destruction of any GM’s Information, then Licensor will perform the destruction in accordance with GM’s instructions and will: (a) use the destruction methods authorized by GM (e.g. shredding or burning or electronic erasure); (b) protect the confidentiality of GM’s Information during the destruction process; (c) not sub-contract the destruction work without the prior written authorization of GM; and (d) provide GM with a destruction record confirming which GM’s

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

Information has been destroyed, when, where and how. Licensor may retain a copy of GM’s Information for archival purposes only subject to Licensor’s continuing obligations under this Section.

Licensor further agrees to defend, indemnify and hold GM harmless from any liability claims, damages, fines, penalties, costs, claims, demands and expenses (including costs of defense, settlement and reasonable legal fees), arising from or related to any breach of Sections (a), (b) or (c) by Licensor or Licensor's employees. Licensor shall have the right to control such litigation or claim (including the right to settle), subject to the consent of GM, which consent will not be unreasonably withheld or delayed.

Licensor recognizes that the disclosure of GM’s Information may give rise to irreparable injury and acknowledges that remedies other than injunctive relief may not be adequate. Accordingly, GM has the right to seek equitable and injunctive relief to prevent the unauthorized disclosure of any GM’s Information, as well as such damages or other relief as is occasioned by such unauthorized use or disclosure.

In the event Licensor is required to disclose GM’s Information in connection with any judicial proceeding or government investigation, then Licensor shall promptly notify GM and allow a reasonable time before Licensor is required to disclose, for GM to seek a protective order from the appropriate court or government agency. Thereafter, Licensor may disclose GM’s Information but only to the extent required by law, subject to any applicable protective order.

In addition, Licensor recognizes that its close association with GM's personnel and access to GM's Information in the course of performing this Agreement may enable Licensor to evaluate publicly available information about GM from an insider's perspective and that GM's proprietary information would be revealed if such evaluations were published. Therefore, Licensor agrees not to publish, or help anyone publish, anything whatsoever about GM concerning the subject matter of this Agreement, except with the prior written consent of GM.

For the avoidance of doubt neither GM nor Licensor shall be prevented from making use of know-how and principles learned or experience gained of a non-proprietary and non-confidential nature.

Information that Licensor deems confidential will be transmitted only to GM’s Program Manager in writing or a designee authorized in writing to accept such information. At the time of such transmission, GM’s Program Manager will decide (1) if GM agrees that the information is confidential, (2) if GM needs the information, and (3) if the answers to (1) and (2) are yes, what restrictions will be placed on its distribution within GM. If the answers to (1) and (2) are not yes, GM’s Program Manager will promptly notify Licensor and any information considered by Licensor to be confidential which is disclosed to GM’s Program Manager shall be promptly returned to Licensor. To the extent that items submitted to GM by Licensor are marked “Licensor Confidential” or words to that effect, such notation will serve as notice to third parties only and will create no obligation upon GM.

(b)
Licensor’s Collection and Handling of Personally Identifiable Data. GM has privacy statements (“Privacy Statements”) in place that explain to third parties, such as customers, potential customers and employees, how GM handles their “Personally Identifiable Data,” that is, any individually identifiable data from or about a person or data which, when associated with other data in the hands of or available to Licensor, allows for either identification of an individual or for an increase in data about an identified or identifiable individual. Personally Identifiable Data shall include, but not be limited to: a) first and last name; (b) a home address or other physical address, including street name and name of city or town; (c) an email address or other online contact data (e.g., instant messaging user identifier); (d) a telephone number; (e) a social security number; (f) an Internet Protocol address; (g) a persistent identifier (e.g., a unique customer number in a cookie); (h) employee identification number; (i) beneficiary, spousal and dependent information; (j) health information; (k) benefits claims information; (l) salary and payroll and banking information; and (m) any other data that is combined with any of the above.

Licensor shall treat the Personally Identifiable Data as GM’s Information under Section. In addition, Licensor recognizes that certain laws that may be applicable allow Data Subjects (i.e. any individual to whom Personally Identifiable Data relates) the right to access, correct or have deleted certain Personally Identifiable Data, as well as to make and change certain choices with respect to the

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

permissible use or disclosure of Personally Identifiable Data. To ensure that requests from Data Subjects are expeditiously handled, Licensor agrees that any such request for access, change, deletion, correction, or choice modification of Personally Identifiable Data made by or through GM, or made pursuant to procedures established by GM, be effected in a manner which will result in completion of the action in a period no longer than [*****] from the date upon which the action is requested of GM, inclusive of any time required by Licensor’s subcontractors. Licensor shall notify GM as soon as reasonably practicable, generally within [*****] (but not later than [*****]), after Licensor receives any request from a third party to access, correct, have deleted or change choices with respect to Personally Identifiable Data.

Licensor shall name a person responsible for all GM Information in its possession or under its control and for ensuring that the terms of this Agreement with respect to GM Information are fully complied with.

Upon GM’s request, Licensor shall certify in writing its compliance with the foregoing. In addition, Licensor shall allow the audit of its obligations under this Agreement by GM or its authorized representative.

Licensor further agrees to cooperate fully with GM in connection with any investigations, audits or information requests that may be made in connection with applicable laws.

(c)
Information Gathering Practices; Ethical Representation. Licensor hereby agrees that its acquisition, use or disclosure of information on behalf of GM shall be in compliance with all applicable laws and any information security or other policies or procedures related to Personally Identifiable Data that GM may provide to Licensor and, in addition, shall be in compliance with the following ethical principle excerpted from GM Guidelines For Employee Conduct:

“There are, however, important limitations on how and what competitive information may be obtained. No improper means may be used to acquire confidential or propriety information from any competitor, supplier or customer. Improper means would include any form of industrial espionage, the payment of money or giving of any favor or consideration, or the hiring of a competitor’s employees to obtain confidential information. Information which may not be sought would include data on a competitor’s unannounced new products or confidential data relating to costs, prices or profits.”

Licensor further agrees that in the performance of Services under this Agreement Licensor’s actions shall not in any manner be contrary or detrimental to the best interests of GM or its affiliated companies, and that GM shall be the sole judge of all such actions. In performing Services Licensor shall not take any action in violation of the U.S. Foreign Corrupt Practices Act and shall make no payment or transfer anything of value, directly or indirectly, to any employee or a government or instrumentality thereof, international organization, political party or official or candidate thereof, to influence any decision to obtain or retain business or secure other advantage. Licensor shall inform GM of any laws in the nature of lobbying registration or disclosure which may be found to apply to the Services, and assist GM in its consideration of and compliance with any such requirements.

25.
Media Releases. Except for any announcement intended solely for internal distribution by Licensor or any disclosure required by legal, accounting, or regulatory requirements beyond the reasonable control of Licensor, all media releases, public announcements, or public disclosures (including, but not limited to, promotional or marketing material) by Licensor or its employees or agents relating to this Agreement or its subject matter, or including the name, trade name, trade mark, or symbol of GM or any affiliate of GM, shall be coordinated with and approved in writing by GM prior to the release thereof. Licensor shall not represent directly or indirectly that any Licensed Software or Service provided by Licensor to GM has been approved or endorsed by GM or include the name, trade name, trade mark, or symbol of GM or any GM Affiliate on a list of Licensor's customers without GM’s express written consent.

26.
Notices. Wherever one party is required or permitted to give notice to the other pursuant to this Agreement, such notice shall be deemed given when delivered in hand, when mailed by registered or certified mail, return receipt requested, postage prepaid, or when sent by a third party courier service where receipt is verified by the receiving party's acknowledgment, and addressed to the respective party’s address as set forth in the first paragraph of this Agreement or as designated in a Purchase Order. Either party may from time to time change its address for notification purposes by giving the other party written notice of the new address and the date upon which it will become effective; first class, postage prepaid, mail shall be acceptable for provision of change of address notices.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

27.
Force Majeure. The term "Force Majeure" shall be defined to include fires or other casualties or accidents, acts of God, severe weather conditions, strikes or labor disputes, war, terrorism or other violence, or any law, order, proclamation, regulation, ordinance, demand, or requirement of any governmental agency. A party whose performance is prevented, restricted, or interfered with by reason of a Force Majeure condition shall be excused from such performance to the extent of such Force Majeure condition so long as such party provides the other party with prompt written notice describing the Force Majeure condition and takes all reasonable steps to avoid or remove such causes of nonperformance and immediately continues performance whenever and to the extent such causes are removed.

28.
Severability. If, but only to the extent that, any provision of this Agreement is declared or found to be illegal, unenforceable, or void, then both parties shall be relieved of all obligations arising under such provision, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent. If that is not possible, another provision that is legal and enforceable and achieves the same objective shall be substituted. If the remainder of this Agreement is not affected by such declaration or finding and is capable of substantial performance, then the remainder shall be enforced to the extent permitted by law.

29.
Dispute Resolution. In the event of any disagreement regarding performance under or interpretation of this Agreement and prior to the commencement of any formal proceedings, the parties shall continue performance as set forth in this Agreement and shall attempt in good faith to reach a negotiated resolution by designating a representative of appropriate authority to resolve the dispute.

30.
Waiver. Any waiver of this Agreement or of any covenant, condition, or agreement to be performed by a party under this Agreement shall (i) only be valid if the waiver is in writing and signed by an authorized representative of the party against which such waiver is sought to be enforced, and (ii) apply only to the specific covenant, condition or agreement to be performed, the specific instance or specific breach thereof and not to any other instance or breach thereof or subsequent instance or breach.

31.	Remedies. All remedies set forth in this Agreement, or available by law or equity shall be cumulative and not alternative, and may be enforced concurrently or from time to time.

32.
International Business. This Agreement shall apply in countries outside the United States and its territories. Licensor and GM and/or their respective agents, distributors, or affiliates authorized to conduct business in such countries may negotiate in good faith supplemental agreements incorporating further terms and conditions required by local law.

33.
Compliance with Laws. In the provision of Licensed Services pursuant to this Agreement, Licensor shall comply with the requirements of all applicable laws, ordinances, and regulations of the United States or any state, country, or other governmental entity. Licensor shall indemnify, defend, and hold GM harmless from and against any and all claims, actions, or damages arising from or caused by Licensor's failure to comply with the foregoing.

34.
Provision of Most Favorable Terms. Licensor warrants and agrees that each of the Charges, terms, warranties, or benefits granted to GM pursuant to this Agreement or in any Purchase Order when viewed as a whole are comparable to or better than the equivalent Charge, term, warranty, or benefit being offered by Licensor to any similar customer of Licensor (with the exception of the United States Government or as otherwise required by applicable law). If Licensor shall enter into arrangements with any similar customer of Licensor providing for more favorable Charges, terms, warranties, or benefits, when viewed as a whole, then this Agreement or the applicable Purchase Order shall thereupon be deemed amended to incorporate the more favorable Charges, terms, warranties, or benefits and Licensor shall immediately notify GM of such more favorable Charges, terms, warranties, or benefits.

35.
Setoff. With respect to any amount that is due a Party pursuant to this Agreement, such Party may, upon notice to the other Party, deduct the entire amount owed to such Party against the charges otherwise payable, expenses owed or other amounts due the other Party. The exercise of this right of set-off shall not affect a Party’s right to other remedies provided for in this Agreement.

36.    Right to Audit. GM, at its expense, has the right to review and/or audit the all relevant books and records, including the administrative and accounting policies, guidelines, practices and procedures of Licensor, to substantiate the charges invoiced under this Agreement. Licensor will preserve all such documents for a period of [*****] after final payment. Licensor further agrees to cooperate fully with GM with all reasonable requests of GM for such review(s) or audit(s) and agrees that such audit may be used as a basis for settlement of disputes which might arise regarding payments under this Agreement.

37.
Governing Law. THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL NOT BE GOVERNED BY THE PROVISIONS OF THE 1980 UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS. RATHER THESE RIGHTS AND OBLIGATIONS SHALL BE GOVERNED BY THE LAWS, OTHER THAN CHOICE OF LAW RULES, OF THE STATE OF MICHIGAN.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

38.
Entire Agreement. This Agreement constitutes the entire and exclusive statement of the agreement between the parties with respect to its subject matter and there are no oral or written representations, understandings or agreements relating to this Agreement which are not fully expressed in the Agreement. This Agreement shall not be amended except by a written agreement signed by both parties. All exhibits, documents, and schedules referenced in this Agreement or attached to this Agreement, and each Purchase Order is an integral part of this Agreement. In the event of any conflict between the terms and conditions of this Agreement and any such exhibits, documents, or schedules, the terms of this Agreement shall be controlling unless otherwise stated or agreed. In the event of a conflict between the terms and conditions of this Agreement and a Purchase Order, the face of the Purchase Order shall be controlling with respect to those transactions covered by that Purchase Order. Any other terms or conditions included in any shrink‑wrap license agreements, quotes, invoices, acknowledgments, bills of lading, or other forms utilized or exchanged by the parties shall not be incorporated in this Agreement or be binding upon the parties unless the parties expressly agree in writing or unless otherwise provided for in this Agreement. LICENSOR ACKNOWLEDGES GM’S STRICT REQUIREMENT THAT GM’S END USERS OF THE LICENSED SERVICE ARE NOT AUTHORIZED TO ENTER INTO AGREEMENTS OR UNDERSTANDINGS ON BEHALF OF GM AND THAT ALL SUCH AGREEMENTS AND UNDERSTANDINGS ARE TO BE MADE SOLELY BY GM GLOBAL PURCHASING. ACCORDINGLY, LICENSOR AGREES THAT ANY AGREEMENT OR UNDERSTANDING THAT IS ENTERED INTO IN VIOLATION OF THIS REQUIREMENT IS NOT EFFECTIVE AND SHALL NOT BE ENFORCEABLE AGAINST GM OR ANY GM AFFILIATE.

IN WITNESS WHEREOF, Licensor and GM acknowledge that each of the provisions of this Agreement were expressly agreed to and have each caused this Agreement to be signed and delivered by its duly authorized officer or representative as of the Effective Date.

GENERAL MOTORS HOLDINGS LLC	TELENAV, INC.

By:                            By:

Printed Name:                        Printed Name:

Title:                            Title:

Date:                            Date:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

EXHIBIT A

LICENSED SERVICE, CHARGES, PRICES AND FEES

Reserved for possible future activity.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

EXHIBIT A-1

STATEMENT OF WORK

Reserved for possible future activity.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

EXHIBIT A-2

TECHNICAL SUPPORT

Reserved for possible future activity.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

EXHIBIT A-3

General Motors
Supplier Travel Guidelines

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

EXHIBIT A-4

Telenav Proprietary Rights Litigation

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

EXHIBIT B

SCHEDULE OF ELECTRONIC SERVICES
1.    “Electronic Services” means computer and telephonic services or systems being provided to GM pursuant to this Schedule of Electronic Services (the “Schedule”) accessible via an Internet connection through Licensor's Web site, GM computers and networks, and any other computer or telephonic derivatives provided to GM by Licensor under the this Agreement, whether established by Licensor directly or by other service providers.
2.    GM acknowledges that: (i) GM will have received or will be receiving numbers, codes or other sequences which provide access to the Website (the “Password(s)” and “ID(s)”); (ii) GM is or will be the sole and exclusive owner of the Passwords and IDs; and (iii) GM accepts full responsibility for use and protection of the Passwords and the IDs.
GM agrees to promptly notify Licensor if GM becomes aware of any: (a) loss or theft of GM’s Passwords, IDs; or (b) unauthorized use of any of Password and/or ID, or of the Electronic Services or any Information. Licensor shall be permitted to send notices to the end users reminding them to change their passwords.
3.    The hours of Support shall be as follows:

Hours	Priority
8am - 6pm Eastern Standard Time (Monday-Friday)	All [*****] set forth below
All Other Times and GM US Holidays	Handle [*****] only

4.    Licensor shall respond to calls based on the priority such calls have been assigned by GM and Licensor.

Priority	Description	Response Guidelines
Priority 1 Critical Customer Support Incidents	Events of the most critical nature. This category is characterized by the following: • Service unavailability • Actual or alleged security breaches	Licensor responsibilities include: [*****]
Priority 2 Urgent Customer Support Incidents	Customer Support incidents such as degraded services performance, and impaired services functionality.	[*****]
Priority 3 Non-Service Impacting & Informational Inquiries	All subscriber inquires including, but not limited to, subscriber requests for information and instructions for normal operations.	[*****]

4.     System Availability.

a)    “Availability” is calculated as a percentage of time between 8:00 a.m. and 6 p.m. Eastern Standard Time, Monday through Friday, that the Licensed Service is accessible through the Internet and a User can log into and launch the Supported Applications. Availability is guaranteed to be [*****] ([*****]) based on Licensor’s monitoring (“Service Level Guarantee”).

If Availability is less than [*****] ([*****]) in a given billing cycle ([*****]y period) GM may request a credit of a portion of its [*****] usage fee. Credits shall be suspended if GM is in default of any payments to Licensor. If GM is otherwise in violation of any provision of this Agreement when the unavailability occurs, then GM shall not be eligible for a credit, unless and until GM complies with this Agreement. A credit request must be submitted in writing. Licensor shall evaluate the request and contact GM within [*****] to submit its decision regarding the request. If the outage is due to a Service failure, such credit will appear on GM’s invoice within [*****] following approval.

Subject to the provisions above, GM may receive credit for the time Availability is less than the Service Level Guarantee. The credit shall be calculated based on the schedule below.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

Pro-Rated Charge Back Schedule

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

b)    Scheduled System Downtime.

i)    Batch/Maintenance Window: The period after Availability hours will be referred to as the “Batch/Maintenance Window”. The after hours processing will be scheduled in conjunction with GM’s and/or it’s Third Party Service Provider’s business requirements. Supplier’s Batch/Maintenance Window is from 6 p.m. to 8 a.m. Eastern Standard Time.
ii)    Scheduled On-line Downtime: Licensor will notify and request mutual agreement from the GM’s IT Manager whenever scheduled downtime is required during Availability.
iii)    System Maintenance: Every Saturday between the hours of 1:00 p.m. and 11:00 p.m. Sunday is reserved for system maintenance. During these times the Supported Applications may not be available. Licensor will notify the GM’s IT Manager by electronic mail and voicemail whenever System Maintenance is required.

While the system will be available for processing after the defined Availability hours, performance and availability may occasionally be impacted due to batch processing and daily server maintenance and is therefore not guaranteed. If GM requests to expand the hours of guaranteed availability, Licensor reserves the right to renegotiate System Availability and System Performance Service Levels.

c)Once notified by GM of a system outage, Licensor will immediately begin efforts to resolve the outage problem. Licensor will continuously work to resolve the outage problem until the problem has been resolved. Response to GM’s notification of a system outage will begin with the receipt of a phone call from GM as contemplated above in Section 1 of this Exhibit.

d) If GM is experiencing chronic outages, then Licensor will, at its expense, investigate the nature of the recurring problem. Within [*****] of the conclusion of Licensor’s investigation, Licensor and GM technical representatives will discuss the results of the investigation. If Licensor and GM technical representatives determine that GM’s configuration requires upgrades or additions to prevent chronic outages, or that GM’s content is the cause of the chronic outages, and GM is advised of the necessary configuration modifications, then GM shall not be eligible for future credits if GM does not repair, upgrade or otherwise change its configuration, including making content-related modifications. If the investigation determines that the chronic outages are caused by Licensor, then Licensor will correct the problem at no charge to GM. If Licensor is unable to correct the chronic outages, then GM may terminate this Agreement without further liability. If Licensor and GM cannot determine the cause or cannot agree on the cause of the chronic outages, then either Licensor or GM may request a third party to investigate and determine the cause and liability.

e)If Licensor determines GM is experiencing outages due to problems related to the Internet, GM shall not be entitled to any credit or other relief under this Agreement.

f)GM will be advised [*****] prior to the availability of any scheduled Supported Application enhancements that will significantly affect GM’s operating environment.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

EXHIBIT C

INFORMATION SECURITY REQUIREMENTS

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

Third Party Agreements
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

GENERAL MOTORS HOLDINGS LLC

Insurance Exhibit
Version 2.0 Dated 09/27/07

THE INFORMATION IN THIS DOCUMENT IS PRIVILEGED & CONFIDENTIAL. IT IS INTENDED SOLELY FOR THE USE OF AUTHORIZED RECIPIENTS. IF YOU ARE NOT THE INTENDED RECIPIENT, OR THE INTENDED RECIPIENT’S AGENT, YOU ARE PROHIBITED FROM READING, USING, DISSEMINATING, DISTRIBUTING AND/OR COPYING THIS DOCUMENT.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.27.2+

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

- GM and Supplier Confidential -
Use, reproduction or disclosure restricted to authorized employees of GM and Supplier